UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )

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NATIONAL PATENT DEVELOPMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NATIONAL PATENT DEVELOPMENT CORPORATION
10 East 40th Street, Suite 3110
New York, New York 10016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, DECEMBER 20, 2007

To National Patent Development Corporation Stockholders:

The 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of National Patent Development Corporation, a Delaware corporation (the “Company”), will be held on Thursday, December 20, 2007, at 10:00 a.m., in the Odets Room on the fourth floor of the New York Marriott Marquis Times Square, located at 1535 Broadway, New York, New York 10036, for the following purposes:

1.	To elect six directors nominated to serve as the Company’s Board of Directors.

2.
To amend the Company’s 2003 Incentive Stock Plan to increase the number of shares available for grant under the plan by 1,750,000 shares and the aggregate number of shares available for grant annually to an individual by 2,250,000 shares.

3.	To approve and adopt the Company’s 2007 Incentive Stock Plan.

4.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.

5.	To act upon such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on October 23, 2007 are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

HARVEY P. EISEN Chairman, Chief Executive Officer and President
November 16, 2007

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

NATIONAL PATENT DEVELOPMENT CORPORATION
10 East 40th Street, Suite 3110
New York, New York 10016

PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON THURSDAY, DECEMBER 20, 2007

PROXY STATEMENT

This proxy statement is being furnished to the stockholders of National Patent Development Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 20, 2007, at 10:00 a.m., in the Odets Room on the fourth floor of the New York Marriott Marquis Times Square, located at 1535 Broadway, New York, New York 10036, and at any adjournment thereof.

This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to stockholders on or about November 16, 2007.

GENERAL

The holders of record of shares of common stock of the Company at the close of business on October 23, 2007 are entitled to notice of, and to vote such shares at, the Annual Meeting.  On October 23, 2007, there were 16,647,859 shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting.

Abstentions and broker non-votes are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists.  Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.

Certain proposals, such as the election of directors and the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions.  For “non-routine” proposals, such as the approval of equity compensation plans and amendments, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.

Directors will be elected by a plurality of the votes cast at the Annual Meeting.  Thus, an abstention or a broker non-vote will have no effect on the outcome of the vote on the election of directors at the meeting.  Each of the approval of the amendments to the Company’s 2003 Incentive Stock Plan to increase the number of shares available for grant under the plan by 1,750,000 shares and the aggregate number of shares available for grant annually to an individual by 2,250,000 shares, the approval and adoption of the Company’s 2007 Incentive Stock Plan and the ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 requires the favorable vote of a majority of the votes cast.

Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy.  Unless contrary instructions are given, the proxy will be voted (1) FOR the election of the Board of Directors’ nominees for director, (2) FOR the approval of the amendments to the Company’s 2003 Incentive Stock Plan to increase the number of shares available for grant under the plan by 1,750,000 shares and the aggregate number of shares available for grant annually to an individual by 2,250,000 shares, (3) FOR the approval and adoption of the Company’s 2007 Incentive Stock Plan and (4) FOR the ratification of the appointment of Eisner LLP as the independent registered public accounting firm for the 2007 fiscal year.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting.  You still will be able to revoke your proxy until it is voted.  As of the date of this proxy statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of directors, the approval of the amendments to the Company’s 2003 Incentive Stock Plan to increase the number of shares available for grant under the plan by 1,750,000 shares and the aggregate number of shares available for grant annually to an individual by 2,250,000 shares, the approval and adoption of the Company’s 2007 Incentive Stock Plan and the ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Stockholders may vote by completing and mailing the proxy card to the Company so that it is received by the Company prior to December 20, 2007.  A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date.  You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes.  A proxy may also be revoked by voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

This proxy solicitation is being made by the Board of Directors of the Company, and the expense of preparing, printing and mailing this proxy statement, Notice of Annual Meeting and proxy is being paid by the Company.  In addition to the use of the mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock.  The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our common stock.  In addition, the Company has retained W.F. Doring & Co. to act as a proxy solicitor for the Annual Meeting.  The Company has agreed to pay W.F. Doring & Co. approximately $3,500, plus reasonable out-of-pocket expenses, for providing proxy solicitation services.

In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this proxy statement and its attachments.  If requested by phone or in writing, we will promptly provide a separate copy of the proxy statement and its attachments to a stockholder sharing an address with another stockholder.  To notify the Company, you may write National Patent Development Corporation, Attn:  Corporate Secretary, 10 East 40th Street, Suite 3110, New York, New York 10016, or call the Company at (646) 742-1600.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

ITEM 1 – ELECTION OF DIRECTORS

The Board of Directors proposes six nominees for election at the Annual Meeting as directors of the Company.  If elected, the directors will serve until the next annual meeting and until their successors have been chosen and qualified.  The Board of Directors determined the number of nominees pursuant to the Company’s By-Laws and believes that the named nominees are available and, if elected, will be able to serve.  In the event that any of the nominees should become unable or unavailable to serve or for good reason will not serve, the persons named in the accompanying proxy intend to vote for such other person or persons, if any, as the Board of Directors may designate as a substitute nominee, or the size of the Board may be reduced.  All of the nominees are currently directors of the Company.

As discussed above under the heading “GENERAL,” the six candidates who receive the highest number of “FOR ALL” votes will be elected.

Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR ALL” the election of the nominees listed below.

Directors and Executive Officers

The following tables set forth:  (i) the names and ages of the nominees for election to director and the names and ages of the executive officers of the Company who do not also serve as director of the Company; (ii) the other positions and offices presently held by such persons with the Company, if any; (iii) the period during which such persons have served on the Board of Directors of the Company, if any; (iv) the expiration of each director’s term as director; and (v) the principal occupations and employment of the persons.  Additional biographical information for each person follows the tables.  Each nominee has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve if elected.  Certain of the nominees for director and the executive officer who is not a director currently all serve as directors and/or officers of Five Star Products, Inc., a paint and hardware distributor that is a majority-owned subsidiary of the Company (“Five Star Products”).

Nominees for Election at 2007 Annual Meeting

Name and Position with the Company	Age	Director Since	Expiration of Term	Principal Occupation
Harvey P. Eisen, Chairman of the Board, Chief Executive Officer and President	64	2004	2007	Chairman of the Board, Chief Executive Officer and President of the Company; director of Five Star Products; Chairman and Managing Member of Bedford Oak Advisors, LLC
John C. Belknap, Vice President and director	61	2006	2007	Chief Executive Officer, President and director of Five Star Products
Talton R. Embry, director	60	2004	2007	Chairman of the Board of Magten Asset Management Corp.
S. Leslie Flegel, director	70	2007	2007	Chairman of the Board of Five Star Products
Scott N. Greenberg, director	51	2004	2007	Chief Executive Officer and director of GP Strategies Corporation
Lawrence G. Schafran, director	69	2006	2007	Managing Partner of Providence Recovery Partners, LLC; Managing Director of Providence Capital, Inc.

Executive Officer Who Is Not a Director
Name	Age	Principal Occupation
Ira J. Sobotko	50	Vice President, Finance, Secretary and Treasurer of the Company; Senior Vice President, Finance, Secretary and Treasurer of Five Star Products

Directors

Set forth below are the names of, and certain biographical information regarding, the directors of the Company.

Harvey P. Eisen, age 64, has served as Chairman of the Board and Chief Executive Officer of the Company since June 2007 and also served as its President since July 2007.  He has been a director of the Company since 2004 and a director of Five Star Products since November 2007.  He has served as Chairman and Managing Member of Bedford Oak Advisors, LLC, an investment partnership, since 1998.  Prior thereto, Mr. Eisen served as Senior Vice President of Travelers, Inc. and of Primerica, each a financial services company, prior to its merger with Travelers in 1993.  Mr. Eisen has over 30 years of asset management experience, is often consulted by the national media for his views on all phases of the investment marketplace, and is frequently quoted in The Wall Street Journal, The New York Times, PensionWorld, U.S. News & World Report, Financial World and Business Week, among other publications.  Mr. Eisen also has appeared and currently appears regularly on such television programs and networks as Wall Street Week, CNN and CNBC.  Mr. Eisen is a trustee of the University of Missouri Business School, where he established the first accredited course on the Warren Buffet Principles of Investing.  Mr. Eisen has also been a director of GP Strategies Corporation (“GPS”) since 2002.  For many years, he was a trustee of Rippowam Cisqua School in Bedford, New York and the Northern Westchester Hospital.

John C. Belknap, age 61, has served as a Vice President of the Company since March 2007, an employee of the Company since December 2006, a director of the Company since October 2006, and as President, Chief Executive Officer and a director of Five Star Products since March 2007.  Prior to joining the Company and Five Star Products, Mr. Belknap was engaged in certain entrepreneurial activities and served as an independent consultant to various private companies from 2000 until October 2006.  From 1997 to 1999, Mr. Belknap was Executive Vice President and Chief Financial Officer of Richfood Holdings, Inc. a Fortune 500 integrated food wholesaler and retailer.  From 1995 to 1997, he was Chief Financial Officer for OfficeMax, Inc.  During the period from 1974 to 1995, he was Chief Financial Officer for several other major retailers.

Talton R. Embry, age 60, has been a director of the Company since 2004.  He has been Chairman of Magten Asset Management Corp., an investment company, since 1978.  Mr. Embry is a director of Winthrop Realty Trust, a NYSE-listed real estate investment trust.  He was formerly co-chairman and a director of Revco Drug Stores (now CVS Corp.), a retailer.  He has been a director of Anacomp, a document-management outsource provider, BDK Holdings, a manufacturer of home textiles, Capsure Holdings (now CNA Surety), a surety bond underwriter, Combined Broadcasting, an owner of television stations, Salant, a manufacturer of men's fashions, Texscan, a manufacturer of cable-TV equipment, Thermadyne, a manufacturer of welding equipment and supplies, Varco International (now National Oilwell Varco Inc), a manufacturer of oil and gas drilling equipment, and Westpoint Stevens, a manufacturer of sheets and towels.

S. Leslie Flegel, age 70, has served as a director of the Company, and as Chairman of the Board of Five Star Products, since March 2007.  From March 1995 until November 2006, Mr. Flegel was the founder and served as the Chairman of the Board and Chief Executive Officer of Source Interlink Companies, Inc., a leading two billion dollar plus marketing, merchandising and fulfillment company of entertainment products including DVDs, music CDs, magazines, books and related items.  For more than 14 years prior thereto, Mr. Flegel was the principal owner and Chief Executive Officer of Source Interlink Companies’ predecessor, Display Information Systems Company.  Mr. Flegel and his wife have served on many community boards in St. Louis, Missouri and Naples, Florida.  Mr. Flegel sits on the Strategic Development Board of the College of Business at the University of Missouri, where he and his wife have established the Academy for Aspiring Entrepreneurs.

Scott N. Greenberg, age 51, has been a director of the Company since 2004.  Mr. Greenberg was Chief Financial Officer of the Company from 2004 to July 2007.  Mr. Greenberg has been the Chief Executive Officer of GPS since April 2005 and a director since 1987.  From 2001 until February of 2006 he was President of GPS, Chief Financial Officer from 2001 until 2005, Executive Vice President and Chief Financial Officer from 1998 to 2001, Vice President and Chief Financial Officer from 1989 to 1998, and Vice President, Finance from 1985 to 1989.  He has been a director of GSE Systems, Inc. since 1999 and was a director of Five Star Products from 1998 to 2003 and a director of Valera Pharmaceuticals, Inc. until January 2005.

Lawrence G. Schafran, age 69, has served as a director of the Company since 2006.  He has been a Managing Partner of Providence Recovery Partners, LLC, an activist hedge fund, since 2004 and a Managing Director of Providence Capital, Inc., an investment and advisory firm, since 2003.  Mr. Schafran serves as chairman of the audit committees of PubliCARD, Inc., a developer of Smart Card, and Tarragon Realty Investors, Inc., national home builders.  Mr. Schafran has been a director of Glasstech, Inc., manufacturers of furnaces for automotive glass products, since 2002.  Mr. Schafran also served as a trustee, chairman, interim chief executive officer and president and as co-liquidating trustee (from 1999 through 2003) of Banyan Strategic Realty Trust, an equity REIT traded on the NASDAQ National Market.  He is a director and the audit committee chairman of each of SulphCo, Inc., a developer of a process to desulpherize heavy crudes, RemoteMDx, Inc., a manufacturer and distributor of a GPS-based, two-way communications bracelet/anklet worn by parolees, probationers and bailees, and Eletro Energy, Inc., a firm engaged in the research and development of battery technologies.  It developed and patented bipolar cell and battery designs utilizing NiMH chemistry, as well as expanding development to include Li-ion chemistries.

Executive Officer Who Is Not a Director

Set forth below is the name of, and certain biographical information regarding, an executive officer of the Company who does not serve as a director of the Company.

Ira J. Sobotko, age 50, has served as Vice President, Finance, Secretary and Treasurer of the Company since July 2007 and is its principal financial officer and principal accounting officer.  Mr. Sobotko has served as Senior Vice President, Finance, Secretary and Treasurer of Five Star Products and its principal financial officer since July 2007.  From April 2007 to July 2007, Mr. Sobotko served as Vice President, Finance of the Company.  From September 2005 through March 2007, Mr. Sobotko served as a financial consultant to various publicly traded companies, including the Company and Five Star Products and emerging technologies companies.  From January 2004 through May 2005, Mr. Sobotko served as Vice President and Chief Financial Officer of Campusfood.com, a web-based network of restaurants for students and local communities.  From August 2000 to January 2004, Mr. Sobotko served as Executive Vice President, Finance at Arrowsight, Inc., a web-based application service provider where Mr. Sobotko has also served as a director since November 2001.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES.

A director will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.

ITEM 2 – APPROVAL OF AMENDMENTS TO THE COMPANY’S 2003 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE PLAN BY 1,750,000 SHARES AND THE AGGREGATE NUMBER OF SHARES AVAILABLE FOR GRANT ANNUALLY TO AN INDIVIDUAL BY 2,250,000 SHARES

General

The Board of Directors is proposing for stockholder approval amendments to the Company’s 2003 Incentive Stock Plan (the “2003 Stock Plan”) that would increase the number of shares available for grant under the plan by 1,750,000 shares and the aggregate number of shares available for grant annually to an individual by 2,250,000 shares.  The proposed amendments to the 2003 Stock Plan were adopted by the Board of Directors on March 1, 2007 and will become effective upon stockholder approval.

The Company adopted the 2003 Stock Plan as a means of attracting, retaining and motivating employees, officers, directors, consultants, agents, advisors and independent contractors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

On March 1, 2007, the Board awarded 2,500,000 options to Mr. Eisen, 400,000 options to Mr. Belknap, 100,000 options to Mr. Embry, 100,000 options to Mr. Greenberg and 100,000 options to Mr. Schafran, in each case at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of Company common stock on March 1, 2007.  At the time of the awards, the amount of shares available for issuance under the 2003 Stock Plan was not sufficient to permit the exercise of all of these awards, thus necessitating the proposed amendments to the 2003 Stock Plan.  Therefore, the following portions of these awards of options to purchase an aggregate of 3,200,000 are subject to the approval of this Item 2 by the stockholders:

Name and Position	Date of Grant	Type of Grant	Number of Shares
Harvey P. Eisen, Chairman of the Board, Chief Executive Officer and President	March 1, 2007	Stock options	2,250,000
John C. Belknap, Vice President and director	March 1, 2007	Stock options	181,240
Talton R. Embry, director	March 1, 2007	Stock options	45,310
S. Leslie Flegel, director	N/A	N/A	N/A
Scott N. Greenberg, director	March 1, 2007	Stock options	45,310
Lawrence G. Schafran, director	March 1, 2007	Stock options	45,310

Approval of this proposal will constitute approval of the grants in the above table that were made under the 2003 Stock Plan subject to stockholder approval.

The amendments to the 2003 Stock Plan would:

•	increase by 1,750,000 (to 3,500,000 shares) the aggregate number of shares of common stock that may be delivered under the 2003 Stock Plan; and
•	increase by 2,250,000 (to 2,500,000 shares) the aggregate number of shares of common stock that may be granted to any single individual under the 2003 Stock Plan during any single calendar year.

As of October 23, 2007, there were 967,170 shares of Company common stock, par value $.01 per share, remaining available for issuance under the 2003 Stock Plan.  If this proposal is approved, assuming no further awards are made thereunder, 150,000 shares of Company common stock will be available for issuance under the amended 2003 Stock Plan.

As of the close of business on October 23, 2007, the closing price of a share of common stock was $2.20, the market value of the 1,750,000 additional shares to be available under the amended 2003 Stock Plan was $3,850,000 and the market value of the 2,567,170 shares contingent upon the approval of this proposal was $5,647,774.

Description of the Plan

The following is a summary of the material features of the 2003 Stock Plan, as proposed to be amended by the Board of Directors.  This description is qualified in its entirety by reference to the full text of the 2003 Stock Plan, as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement.

Administration of the Plan

The 2003 Stock Plan is administered by the Compensation Committee of the Board of Directors, consisting solely of two non-employee directors.  Upon inception of the 2003 Stock Plan on November 3, 2003, there were 1,750,000 shares of common stock available for awards under the plan.  If this Item 2 is approved, there will be 3,500,000 shares of common stock available for awards under the plan.

The 2003 Stock Plan permits awards of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, stock units, performance shares, performance units and other incentives payable in cash or in shares of the common stock.  The 2003 Stock Plan provides that the exercise price of any option will not be less than the fair market value of the common stock on the date of grant.

Eligibility

An award under the 2003 Stock Plan can be made to any employee, officer or director of the Company or a related company, as selected by the Compensation Committee.  Subject to certain limitations, an award under the plan can also be made to any consultant, agent, advisor or independent contractor to the Company or a related company, as selected by the Compensation Committee.  As of October 23, 2007, there were approximately 300 employees, including officers, and six directors eligible to participate in the 2003 Stock Plan.

Types of Awards That May Be Made Under the Plan

The 2003 Stock Plan permits the grant of incentive stock options, nonqualified stock options, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of common stock.

Shares Covered by the 2003 Stock Plan; Limit on Awards

If this Item 2 is approved, the 2003 Stock Plan will permit the granting of awards covering 3,500,000 shares of common stock.  As of October 23, 2007, there were 16,647,859 shares of common stock outstanding, and the closing price per share on such date $2.20.  The shares of common stock may be either authorized but unissued shares or treasury shares.

Any shares that are reserved for options or performance shares that lapse, expire, terminate or are cancelled, or if shares of common stock are issued under the plan and are thereafter reacquired by the Company, the shares subject to such awards and the reacquired shares may be available for subsequent awards under the 2003 Stock Plan.

If this Item 2 is approved, the 2003 Stock Plan will provide that no single participant will be granted awards under the plan representing more than 2,500,000 shares of common stock in any calendar year.  Prior to these amendments, the plan limited the awards to a single participant to no more than 250,000 shares of common stock in any calendar year.

Stock Options and Rights

Options granted under the 2003 Stock Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code.  The exercise price of any stock option may not be less than the fair market value of the shares of common stock on the date of grant.  The exercise price is payable in cash, shares of common stock previously owned by the optionee or a combination of cash and shares of common stock previously owned by the optionee.  Both non-qualified stock options and incentive stock options will generally expire on the tenth anniversary of the date of grant, unless otherwise specified.

Stock appreciation rights may be granted in tandem with stock options or alone as freestanding stock appreciation rights.  The grant price of a tandem stock appreciation right shall be equal to the exercise price of the related option, and the grant price of a freestanding stock appreciation right shall be the fair market value of the common stock on the grant date.  The exercise of a stock appreciation right will entitle the holder to receive payment equal to the product of (i) the excess of the fair market value of the common stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the stock appreciation right is exercised.  At the discretion of the Compensation Committee, payment upon an exercise of a stock appreciation right may be in cash, common stock or some combination thereof.

Tax Consequences of Options

Non-Qualified Stock Options.  On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option.  The optionee will be taxed on this amount in the year of exercise, and the Company will generally be allowed a deduction in this amount for federal income tax purposes in the same year.  When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as either a long- or short-term capital gain to the optionee, depending on the holding period for the shares.  If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as either a long- or short-term capital loss, depending on the holding period of the shares.

Incentive Stock Options.  On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee.  If the optionee holds the shares for over one year after the date of exercise and two years from the date of grant, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) the Company will not be entitled to a tax deduction under such circumstances.  Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition.  This is sometimes referred to as a “disqualifying disposition.”  The Company generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.

Restricted Stock and Stock Units

Under the 2003 Stock Plan, the Compensation Committee may grant shares of restricted stock and stock units on terms and conditions, including performance criteria, repurchase and forfeiture, as determined by the Compensation Committee.  Upon satisfaction of the terms and conditions of the award, shares of restricted stock become transferable, and the stock units become payable in cash, shares of common stock, or a combination of both, in the discretion of the Compensation Committee.

Performance Shares and Performance Units

Performance shares are rights to receive shares of common stock and performance units are rights to receive payments of cash on the achievement of certain performance goals over a specified performance period.

Performance Criteria

Awards of restricted stock, stock appreciation rights, stock units, performance shares, performance units and other awards under the 2003 Stock Plan may be made subject to the attainment of performance goals.  Performance goals may be expressed in terms of business criteria including the following: profits, profit-related return ratios, return measures, cash flow, earnings, net sales growth, margins, productivity, share price, expense targets and customer satisfaction.

Amendment and Termination of the 2003 Stock Plan

The Board or the Compensation Committee may, at any time, amend, suspend or terminate the 2003 Stock Plan or any portion of the plan, provided that to the extent required by law or a stock exchange rule, stockholder approval may be required for an amendment to the plan.  By its terms, the 2003 Stock Plan terminates ten years after its effective date.

New Plan Benefits

The following table sets forth option awards that have been granted to the executive officers named in the Executive Compensation section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as amended, as well as to the groups specified in the table.  These awards of options to purchase an aggregate of 2,567,170 shares are subject to the approval of this Item 2 by the stockholders.

2003 Stock Plan
Name and Position	Dollar Value ($) (a)	Number of Shares (b)
Jerome I. Feldman Former Chairman of the Board and Chief Executive Officer	―	―
Scott N. Greenberg Former Chief Financial Officer	―	45,310
Andrea D. Kantor Former Vice President and General Counsel	―	―
Executive Group	N/A	2,431,240 (c)
Non-Executive Director Group	―	135,930 (d)
Non-Executive Officer Employee Group	―	―

(a)	No value is ascribed to grants of stock options, as such value is not determinable.
(b)
Includes shares of common stock to be granted to participants in 2007 under the 2003 Stock Plan pursuant to stock options.  Because awards under the 2003 Stock Plan are in the discretion of the Compensation Committee of the Board of Directors, any additional awards to be received are not determinable.

(c)	Consisting of shares of common stock issuable upon exercise of 2,250,000 options awarded to Mr. Eisen and 181,240 options awarded to Mr. Belknap.
(d)	Consisting of shares of common stock issuable upon exercise of 45,310 options awarded to Mr. Embry, 45,310 options awarded to Mr. Greenberg and 45,310 options awarded to Mr. Schafran.

Equity Compensation Plan Information

The following table provides information as of October 23, 2007 with respect to shares of Company common stock that may be issued under existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (a)	782,830	$2.49	967,170
Equity compensation plans not approved by security holders	―	―	―
Total	782,830	$2.49	967,170

(a)	Consists of the 2003 Stock Plan, which was adopted by the Board of Directors and approved by the sole stockholder of the Company on November 3, 2003.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE COMPANY’S 2003 STOCK PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE PLAN BY 1,750,000 SHARES.

Approval and adoption of the amendments to the 2003 Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

ITEM 3 – APPROVAL AND ADOPTION OF
NATIONAL PATENT DEVELOPMENT CORPORATION
2007 INCENTIVE STOCK PLAN

General

On July 30, 2007, the Board of Directors adopted the Company’s 2007 Incentive Stock Plan (the “2007 Stock Plan”) and directed that it be submitted to stockholders for approval at the Annual Meeting.  The 2007 Stock Plan will become effective only upon approval by affirmative vote of a majority of the votes cast by the Company’s stockholders.

The purpose of the 2007 Stock Plan is to attract, retain and motivate employees, officers, non-employee directors independent contractors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

The 2007 Stock Plan provides that the Compensation Committee of the Board of Directors may grant to those individuals who are eligible under the terms of the 2007 Stock Plan incentive stock options, nonqualified stock options, performance shares, stock appreciation rights, restricted stock and other incentives payable in cash or in shares of common stock.  Such grants may be made to employees, officers and directors of the Company or its subsidiaries as well as to consultants, agents, advisors and independent contractors of the Company or its subsidiaries for certain bona fide services rendered.  The number of shares of common stock to be reserved and available for awards under the 2007 Stock Plan (subject to certain adjustments as provided therein) is 7,500,000.

As of the close of business on October 23, 2007, the closing price of a share of common stock was $2.20 and the market value of the 7,500,000 shares to be available under the 2007 Stock Plan was $16,500,000.

Description of 2007 Stock Plan

The following is a general description of the material features of the 2007 Stock Plan.  This description is qualified in its entirety by reference to the full text of the 2007 Stock Plan, a copy of which is attached as Appendix B to this proxy statement.

Administration of the Plan

The 2007 Stock Plan is administered by the Compensation Committee.  The maximum number of shares of common stock available for issuance under the 2007 Stock Plan is 7,500,000.

The 2007 Stock Plan permits awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in cash or in shares of common stock.  The 2007 Stock Plan provides that the exercise price of any option will not be less than the fair market value of the common stock on the date of grant.

Eligibility

An award under the 2007 Stock Plan can be made to any employee, officer or director of the Company or a related company, as selected by the Compensation Committee.  Subject to certain limitations, an award under the plan can also be made to any consultant, agent, advisor or independent contractor to the Company or a related company, as selected by the Compensation Committee.  As of October 23, 2007, there were approximately 300 employees, including officers, and six directors eligible to participate in the 2007 Stock Plan.

Types of Awards That May Be Made Under the Plan

The 2007 Stock Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in cash or in shares of common stock.

Shares Covered by the 2007 Stock Plan; Limit on Awards

If this Item 3 is approved, the 2007 Stock Plan will permit the granting of awards covering 7,500,000 shares of common stock.  The shares of common stock may be either authorized but unissued shares or treasury shares.

Any shares that are reserved for options or performance shares that lapse, expire, terminate or are cancelled, or if shares of common stock are issued under the plan and are thereafter reacquired by the Company, the shares subject to such awards and the reacquired shares may be available for subsequent awards under the 2007 Stock Plan.

The 2007 Stock Plan provides that no single participant will be granted awards under the plan representing more than 2,000,000 shares of common stock in any calendar year.

Stock Options and Rights

Options granted under the 2007 Stock Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code.  The exercise price of any stock option may not be less than the fair market value of the shares of common stock on the date of grant.  The exercise price is payable in cash, shares of common stock previously owned by the optionee or a combination of cash and shares of common stock previously owned by the optionee.  Both non-qualified stock options and incentive stock options will generally expire on the tenth anniversary of the date of grant, unless otherwise specified.

Stock appreciation rights may be granted in tandem with stock options or alone as freestanding stock appreciation rights.  The grant price of a tandem stock appreciation right shall be equal to the exercise price of the related option, and the grant price of a freestanding stock appreciation right shall be the fair market value of the common stock on the grant date.  The exercise of a stock appreciation right will entitle the holder to receive payment equal to the product of (i) the excess of the fair market value of the common stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the stock appreciation right is exercised.  At the discretion of the Compensation Committee, payment upon an exercise of a stock appreciation right may be in cash, common stock or some combination thereof.

Tax Consequences of Options

Non-Qualified Stock Options.  On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option.  The optionee will be taxed on this amount in the year of exercise, and the Company will generally be allowed a deduction in this amount for federal income tax purposes in the same year.  When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as either a long- or short-term capital gain to the optionee, depending on the holding period for the shares.  If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as either a long- or short-term capital loss, depending on the holding period of the shares.

Incentive Stock Options.  On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee.  If the optionee holds the shares for over one year after the date of exercise and two years from the date of grant, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) the Company will not be entitled to a tax deduction under such circumstances.  Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition.  This is sometimes referred to as a “disqualifying disposition.”  The Company generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.

Restricted Stock and Stock Units

Under the 2007 Stock Plan, the Compensation Committee may grant shares of restricted stock and stock units on terms and conditions, including performance criteria, repurchase and forfeiture, as determined by the Compensation Committee.  Upon satisfaction of the terms and conditions of the award, shares of restricted stock become transferable, and the stock units become payable in cash, shares of common stock, or a combination of both, in the discretion of the Compensation Committee.

Performance Shares and Performance Units

Performance shares are rights to receive shares of common stock and performance units are rights to receive payments of cash on the achievement of certain performance goals over a specified performance period.

Performance Criteria

Awards of restricted stock, stock appreciation rights, stock units, performance shares, performance units and other awards under the 2007 Stock Plan may be made subject to the attainment of performance goals.  Performance goals may be expressed in terms of business criteria including the following: profits, profit-related return ratios, return measures, cash flow, earnings, net sales growth, margins, productivity, share price, expense targets and customer satisfaction.

Special Rights Provided in the Event of a Change in Control

The 2007 Stock Plan provides for certain special rights upon the occurrence of a change in control (including a merger, consolidation, reorganization or liquidation where the Company is not the surviving entity).  In such an event, the Board of Directors (of the Company, or the successor entity if the Board of Directors has not acted) shall either (i) make equitable provision for the continuation of awards, (ii) require immediate exercise of all unexercised awards, or (iii) purchase all unexercised awards for their respective fair market value (reduced by any exercise price).

Amendment and Termination of the 2007 Stock Plan

The Board or the Compensation Committee may, at any time, amend, suspend or terminate the 2007 Stock Plan or any portion of the plan, provided that to the extent required by law or a stock exchange rule, stockholder approval is required for any amendment to the plan.  By its terms, the 2007 Stock Plan terminates ten years after its effective date.

New Plan Benefits

All awards to employees, directors, officers and consultants are made at the discretion of the Compensation Committee.  Therefore, the benefits and amounts that will be received or allocated under the 2007 Stock Plan are not determinable at this time.

The following table sets forth option awards that have been allocated to the executive officers named in the Executive Compensation section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as amended, as well as to the groups therein specified.

2007 Stock Plan
Name and Position	Dollar Value ($) (a)	Number of Units
Jerome I. Feldman Former Chairman of the Board and Chief Executive Officer	―	―
Scott N. Greenberg Former Chief Financial Officer	―	―
Andrea D. Kantor Former Vice President and General Counsel	―	―
Executive Group	―	―
Non-Executive Director Group	―	―
Non-Executive Officer Employee Group	―	―

(a)           No options have been granted under the 2007 Stock Plan.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2007 STOCK PLAN.

Approval and adoption of the 2007 Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

ITEM 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Eisner LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.  Eisner LLP has served as the Company’s independent registered public accounting firm since 2004.

In addition to appointing Eisner LLP as the Company’s independent registered public accounting firm for the Company’s 2007 fiscal year, the Audit Committee has directed that management submit the appointment of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting.  One or more representatives of Eisner LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise.  However, the Board is submitting the appointment of Eisner LLP to stockholders for ratification as a matter of good corporate practice.  If stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm.  Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted for the ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the Company’s 2007 fiscal year.

Independent Auditor Fees

The fees billed for services rendered for 2006 and 2005 by Eisner LLP were as follows:

	2006	2005

Audit Fees (1)	$213,000	$142,401
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$213,000	$142,401

(1)
Audit fees consisted principally of fees for the audit of the annual financial statements and reviews of the condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

Policy on Pre-Approval of Services Provided by Independent Auditor

The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the United States Securities and Exchange Commission (the “SEC”) require an independent registered public accounting firm that audits an issuer to obtain pre-approval from such issuer’s Audit Committee of the audit and non-audit services it intends to perform, so that the firm may provide professional services without impairing its independence.

Therefore, pursuant to the requirements of the Sarbanes-Oxley Act of 2002, Eisner LLP’s engagement by the Company is subject to specific pre-approval policies.

In fiscal 2006, all audit and permitted non-audit services to be performed by Eisner LLP required pre-approval by the Audit Committee in accordance with pre-approval policies established by the Audit Committee.  The procedures required all proposed engagements of Eisner LLP for services of any kind be directed to the Audit Committee prior to the beginning of any service.  From April 2007 until July 30, 2007, the Company did not have a separately designated Audit Committee; during that time, all audit and permitted non-audit services to be performed by Eisner LLP required pre-approval by the entire Board of Directors in accordance with pre-approval policies established by the Board.  The procedures required all proposed engagements of Eisner LLP for services of any kind be submitted for approval to the Board prior to the beginning of any service.  Since the Audit Committee was reestablished on July 30, 2007, all audit and permitted non-audit services to be performed by Eisner LLP require pre-approval by the Audit Committee in accordance with pre-approval policies established by the Audit Committee on that date.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

The affirmative vote of the majority of votes cast is required to ratify the Board’s appointment of the Company’s independent registered public accounting firm.

CORPORATE GOVERNANCE

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices.  The Company’s Board of Directors and Nominating and Corporate Governance Committee actively review and evaluate the Company’s corporate governance practices.  This review includes comparing the Board’s current governance policies and practices with those suggested by corporate governance authorities as well as the practices of other public companies.  The Board has adopted those corporate governance policies and practices that its evaluation suggests are the most appropriate for the Company.

Board Composition and Committee Memberships

The Board of Directors is comprised of Messrs. Eisen, Belknap, Embry, Flegel, Greenberg and Schafran.  The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  The table below indicates the current members of each of these Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Harvey P. Eisen			X
John C. Belknap
Talton R. Embry	X	X	X
S. Leslie Flegel
Scott N. Greenberg
Lawrence G. Schafran	X	X	X

X = Committee member

Director Independence

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been growing public and regulatory focus on the independence of directors.  The Company is not subject to the listing requirements of any securities exchange, including The Nasdaq Stock Market (“Nasdaq”), because the common stock of the Company is traded on the over-the-counter bulletin board.  However, in July 2007 the Board adopted the standards for independence for Nasdaq-listed companies, and the independence determinations that follow are based upon the criteria established by Nasdaq for determining director independence and upon the criteria established by Nasdaq and the SEC for determining Audit Committee member independence.

The Board determines the independence of its members through a broad consideration of all relevant facts and circumstances, including an assessment of the materiality of any relationship between the Company and a director.  In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

Using the objective and subjective independence criteria enumerated in the Nasdaq marketplace rules’ listing requirements and the SEC rules, the Board has reviewed all relationships between each director and the Company and, based on this review, the Board has affirmatively determined that Messrs. Schafran and Embry are each independent in accordance with Nasdaq independence criteria.  Messrs. Eisen, Belknap, Flegel and Greenberg are not independent in accordance with Nasdaq independence criteria.

The Board did not determine whether Roald Hoffmann, Ellen Havdala and Thomas Kinnear, who served as Company directors in 2006, qualified as “independent” under Nasdaq independence criteria in 2007 because Ms. Havdala and Mr. Kinnear resigned from the Board in October 2006 and Dr. Hoffmann resigned from the Board in 2007, but the Board believes that such persons would have qualified as independent under such criteria.  The Board also did not determine whether Jerome I. Feldman, the Company’s former Chairman of the Board, qualified as “independent” under Nasdaq independence criteria in 2007 because he ceased serving as Chairman of the Board and Chief Executive Officer of the Company, as a director of the Company, and in all other capacities with the Company effective May 31, 2007, but believes that he would not have so qualified.

Audit Committee

The Audit Committee is comprised of Messrs. Schafran and Embry.  The Board of Directors has determined that Messrs. Embry and Schafran are each “independent” in accordance with the independence criteria of Nasdaq and for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Board has determined that all Audit Committee members are able to read and understand financial statements and that at least one member has accounting or related financial management expertise in accordance with the applicable rules of Nasdaq.  The Board has also determined that Mr. Schafran has the accounting or related financial management expertise necessary for him to be considered a “financial expert” under SEC rules; he serves as the Audit Committee financial expert.

The Audit Committee is responsible for maintaining free and open communications among itself, the independent auditors and Company management.  The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of the Company’s financial statements and the financial reporting process, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the performance of the Company’s internal audit function and the independent auditors.

The Audit Committee charter is included as Appendix C to this proxy statement.

Compensation Committee

The Compensation Committee is comprised of Messrs. Embry and Schafran, each of whom has been determined by the Board of Directors to be independent in accordance with Nasdaq’s independence criteria, is an “outside director” pursuant to criteria established by the Internal Revenue Service as is a “non-employee” director pursuant to criteria established by the SEC.  The Compensation Committee reviews and approves the Company’s compensation and benefit philosophy and executive compensation programs, plans and awards.

On July 30, 2007, the Board adopted a Compensation Committee charter, which is included as Appendix D to this proxy statement.

Role of the Compensation Committee

The Compensation Committee reviews and approves the compensation arrangements for the Company’s Chief Executive Officer, officers and directors.  The Compensation Committee administers any Company equity incentive plans and makes awards pursuant to those plans.  The Compensation Committee also establishes and administers any other incentive compensation plans for the Company’s officers.  The Compensation Committee has the authority to engage compensation consultants to assist it in carrying out its duties.  When the Compensation Committee deems it to be appropriate, it may delegate its authority to a subcommittee of one or more of its members or, with respect to administrative changes to the Company’s benefit plans, to one or more officers of the Company.

Role of Management

With respect to executive officer compensation, the Compensation Committee expects that it will receive recommendations and information from senior management.  The Company intends that, on a going-forward basis, the Company’s Chief Executive Officer will annually review with the Compensation Committee the performance of the Company’s executive officers and participate in Compensation Committee deliberations regarding the compensation of executive officers other than the Chief Executive Officer.  The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to the named executive officers.  Upon request by the Compensation Committee, management may provide the Compensation Committee with recommendations, data and information regarding the compensation of the Company’s outside directors.  Company management will also review and discuss with the Compensation Committee the compensation discussion and analysis to be included in the Company’s annual proxy statement.

Director Compensation Process

A discussion of the Company’s determination of director compensation is included in the “2006 Director Compensation” section below.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Messrs. Eisen, Embry and Schafran.  The Board of Directors has determined that each of Messrs. Embry and Schafran is independent in accordance with Nasdaq’s independence criteria, but Mr. Eisen is not independent because he serves as an officer of the Company.  In fiscal 2006 and in fiscal 2007 prior to July 30, 2007, the Company did not have a separately designated Nominating and Corporate Governance Committee or charter; instead, the entire Board acted as the Company’s Nominating and Corporate Governance Committee and established its own operating procedures.  On July 30, 2007, the Board established a Nominating and Corporate Governance Committee and adopted a charter.

The Nominating and Corporate Governance Committee is responsible for recommending, for consideration by the Board, candidates to serve as directors of the Company.  Because the Nominating and Corporate Governance Committee was formed at the same Board meeting at which the director nominees were chosen, the Board nominated the current directors for re-election at the Annual Meeting.  The Nominating and Corporate Governance Committee also reviews recommendations from stockholders regarding corporate governance and director candidates.  The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates.”

The Nominating and Corporate Governance Committee charter is included as Appendix E to this proxy statement.

Selection of Director Candidates

The Nominating and Corporate Governance Committee bases its nomination recommendations on candidates’ business or professional backgrounds, talents and perspectives.  Candidates may be identified through any means believed by the Nominating and Corporate Governance Committee to be appropriate, including recommendations from members of the Nominating and Corporate Governance Committee, the Board or management.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings

In 2006, the Board of Directors held nine meetings and the Compensation Committee held no meetings.  The current Audit Committee and the Nominating and Corporate Governance Committee were established in July 2007.  Each director attended at least 75% of the aggregate meetings of the Board of Directors and of the committees of which such director was a member.

Our current director attendance policy is that unless there are mitigating circumstances, such as medical, family or business emergencies, Board members are expected to participate in all Board meetings and all committee meetings of which the director is a member and to attend the Company’s annual meeting of stockholders.

Executive Sessions of Non-Management Directors

Our Corporate Governance Principles, adopted in July 2007, require the non-management directors to meet regularly in executive session.

Stockholder Communications Process

Stockholders may send communications to the Board by mail in care of National Patent Development Corporation, Attn:  Corporate Secretary, 10 East 40th Street, Suite 3110, New York, New York 10016.

Audit Committee Report

The Board of Directors has:

(a)	reviewed and discussed our audited financial statements;

(b)	discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and

(c)
received the written disclosures and the letter from our auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independence of our auditors with our independent auditors.

Based on the review and discussions described above, the Board of Directors approved the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Board of Directors*

Harvey P. Eisen (Chairman) John C. Belknap Talton R. Embry S. Leslie Flegel Scott Greenberg Lawrence G. Schafran

* Does not include Jerome I. Feldman, who ceased serving as a director effective May 31, 2007.  From April 2007 until July 30, 2007, the Company did not have a separately designated Audit Committee or charter; instead, the entire Board acted as the Company’s Audit Committee.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Principal Stockholders

The following table sets forth the number of shares of common stock beneficially owned as of October 23, 2007 by each person who is known by the Company to own beneficially more than five percent of the Company’s outstanding common stock other than executive officers or directors of the Company, whose beneficial ownership is reflected in the Security Ownership of Directors and Executive Officers table below.

Principal Stockholders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Bedford Oak Advisors, LLC 100 South Bedford Road Mt. Kisco, NY 10549	2,431,500 (1)	14.61%
Advisory Research, Inc. 180 North Stetson Street, Suite 5500 Chicago, IL 60601	1,813,668 (2)	10.89%
Gabelli Asset Management, Inc. One Corporate Center Rye, NY 10580	1,786,586 (3)	10.73%
Goldman Capital Management, Inc. 320 Park Avenue New York, NY 10022	1,650,900 (4)	9.92%
Black Horse Capital LP 45 Rockefeller Plaza New York, NY 10111	1,097,508 (5)	6.59%
Carl E. Warden 1516 Country Club Drive Los Altos, CA 94024	922,173 (6)	5.54%

(1)
Based on a Schedule 13D/A filed jointly by Bedford Oak Advisors, LLC (“Bedford Oak”), Bedford Oak Capital, L.P. (“Capital”), Bedford Oak Acorn, L.P. (“Acorn”) and Mr. Eisen with the SEC on October 3, 2007.  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn.

(2)	Based on a Schedule 13G filed by Advisory Research, Inc. with the SEC on February 20, 2007.

(3)
Based on a Schedule 13D filed jointly by Gabelli Funds, LLC, GAMCO Investors, Inc., MJG Associates, Inc., Gabelli Group Capital Partners, Inc., Gabelli Asset Management, Inc. and Mario J. Gabelli with the SEC on December 7, 2004.  Mario Gabelli directly or indirectly controls, or acts as chief investment officer for, these entities.  Includes 1,423,887 shares estimated to be issuable upon exercise of warrants to purchase shares of Company common stock.

(4)	Based on a Schedule 13G filed by Goldman Capital Management Inc. with the SEC on March 27, 2006.

(5)
Based on a Schedule 13G filed jointly by Black Horse Capital LP, Black Horse Capital (QP) LP, Black Horse Capital Offshore Ltd., Black Horse Capital Management LLC, Black Horse Capital Advisors LLC, Dale Chappell and Brian Sheehy with the SEC on February 14, 2007, Messrs. Chappell and Sheehy are deemed to beneficially own the shares of Company common stock held by these funds.

(6)
Based on a Schedule 13G filed by Carl Warden with the SEC on May 21, 2007.  Includes 43,500 shares of Company common stock held by the Carl and Vicki Warden Family Foundation, of which Mr. Warden is the trustee.  Mr. Warden disclaims beneficial ownership of the 43,500 shares of Company common stock held by the Carl and Vicki Warden Family Foundation.

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of the Company’s outstanding common stock as of October 23, 2007 by each person who was a director or named executive officer of the Company in the fiscal year ended December 31, 2006 and all persons who are currently directors and executive officers of the Company as a group.

Security Ownership of Directors and Executive Officers

Name	Amount and Nature of Beneficial Ownership	Percent of Class
Harvey P. Eisen	2,439,353 (1)	14.59%
Jerome I. Feldman	601,108 (2)	3.59%
Scott N. Greenberg	25,435 (3)	*
Andrea D. Kantor	0	*
S. Leslie Flegel	200,000 (4)	1.20%
John C. Belknap	72,920 (5)	*
Talton R. Embry	6,969	*
Lawrence G. Schafran	1,960	*

Directors and executive officers as a group (7 persons)	3,348,370	20.02%

* The number of shares owned is less than one percent of the outstanding shares.

(1)
Includes 2,431,500 shares of Company common stock beneficially owned by Bedford Oak and 7,853 shares of Company common stock individually owned by Mr. Eisen.  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn.  See footnote 1 to Principal Stockholders Table.  Note that options granted to Mr. Eisen on March 1, 2007 will first be exercisable on March 1, 2008.

(2)
Includes 1,173 shares of Company common stock held by members of Mr. Feldman's family, and 4,385 shares of Company common stock allocated to Mr. Feldman's account pursuant to the provisions of the GP Retirement Savings Plan (the “GP Plan”).  Mr. Feldman disclaims beneficial ownership of the 1,173 shares of Company common stock held by members of his family.  Mr. Feldman ceased serving as Chairman of the Board and Chief Executive Officer of the Company, as a director of the Company, and in all other capacities with the Company effective May 31, 2007.

(3)
Includes 2,000 shares of Company common stock held by members of Mr. Greenberg's family, and 6,027 shares of Company common stock allocated to Mr. Greenberg's account pursuant to the provisions of the GP Plan.  Mr. Greenberg disclaims beneficial ownership of the 2,000 shares of Company common stock held by members of his family.  Mr. Greenberg ceased serving as the Company's Chief Financial Officer effective July 31, 2007.

(4)
Mr. Flegel has the right to exchange up to 200,000 shares of Company common stock into shares of Five Star Products common stock held by the Company at the rate of six shares of Five Star Products common stock for each share of Company common stock.

(5)	Includes 72,920 shares of Company common stock covered by options exercisable within 60 days of October 23, 2007.

Ownership of Related Companies

Some of our directors and executive officers own equity securities of Five Star Products, which is a majority owned subsidiary of the Company.  The following table and footnotes set forth the beneficial ownership, as of October 23, 2007, of the shares of common stock of Five Star Products held by each person who was a director or named executive officer of the Company in the fiscal year ended December 31, 2006 and all persons who are currently directors and executive officers of the Company as a group.  All information is taken from or based upon ownership filings made by such individuals with the SEC or upon information provided by such individuals.

Ownership of Related Companies

Name	Amount and Nature of Beneficial Ownership	Percent of Class
Harvey P. Eisen	0	*
Jerome I. Feldman	0	*
Scott N. Greenberg	0	*
Andrea D. Kantor	0	*
S. Leslie Flegel	2,933,336 (1)	17.77%
John C. Belknap	0	*
Talton R. Embry	0	*
Lawrence G. Schafran	0	*

Directors and executive officers as a group (7 persons)	2,933,961	17.77%
______________

* The number of shares owned is less than one percent of the outstanding shares.

(1)
Includes 1,200,000 shares of Five Star Products common stock held by the Company into which Mr. Flegel has the right to exchange up to 200,000 shares of Company common stock held by Mr. Flegel, as discussed in Footnote 4 to the “Security Ownership of Directors and Executive Officers” table above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports regarding ownership of the Company’s common stock with the SEC, and to furnish the Company with copies of all such filings.  Based on a review of these filings, the Company believes that all filings were timely made.

DIRECTOR COMPENSATION

The table below summarizes the total compensation paid to or earned by each director of the Company (who is not also a named executive officer) for the fiscal year ended December 31, 2006.

2006 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Total ($)
Harvey P. Eisen (1)	9,004	9,004
John C. Belknap (2)	2,000	2,000
Talton R. Embry (1)	9,004	9,004
Lawrence G. Schafran (3)	2,000	2,000
Roald Hoffmann (4), (5)	9,004	9,004
Ellen Havdala (5)	5,750	5,750
Thomas Kinnear (5)	5,750	5,750
______________

(1)
Messrs. Eisen and Embry elected to receive their annual fee of $5,000 in shares of Company common stock.  Each received 3,055 shares of Company common stock.  Effective June 1, 2007, Mr. Eisen became Chairman of the Board and Chief Executive Officer of the Company and, as a result, has not since received compensation for his services as a Company director.

(2)
Mr. Belknap became a director in October 2006 and attended two Board meetings.  In December 2006, Mr. Belknap became an employee of the Company and an unpaid consultant to Five Star Products and, as a result, has not since received compensation for his services as a Company director.  On March 1, 2007, Mr. Belknap was elected as a director and to serve as President and Chief Executive Officer of Five Star Products.  On March 19, 2007, Mr. Belknap became a Vice President of the Company.

(3)	Mr. Schafran became a director in October 2006 and attended two Board meetings.

(4)
Dr. Hoffmann elected to receive 50% of his annual fee, or $2,500, in shares of Company common stock. Dr. Hoffmann received 1,529 shares of Company common stock. Dr. Hoffmann resigned as a Company director on March 8, 2007.

(5)	Ms. Havdala and Mr. Kinnear resigned as directors of the Company in October 2006. As a result they did not receive the final quarterly payment of the $5,000 annual fee.

Director Compensation

Directors who are not employees of the Company or its subsidiaries are entitled to receive:

•	an annual fee of $5,000, paid in quarterly installments of $1,250. Directors may elect to receive all or 50% of their annual fee in Company common stock.
•	$1,000 for each meeting of the Board of Directors that they attend.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

In 2006, the Company's named executive officers, Mr. Feldman, Mr. Greenberg and Ms. Kantor, were employed by, and were executive officers of, GPS, the Company's former parent, and provided managerial services to the Company in accordance with the terms of the management agreement (the “Management Agreement”) between the Company and GPS entered into in July 2004.  Except for certain perquisites paid by the Company to Mr. Feldman, as discussed below, GPS determined and paid the compensation of these officers, each of whom also served as an executive officer of GPS in 2006.  As discussed below, the Company (i) reimbursed GPS for a portion of the compensation that Mr. Feldman received from GPS, reimbursed GPS for the entire premium of a life insurance policy on the life of Mr. Feldman, pursuant to the Management Agreement, and paid for the benefit of Mr. Feldman certain perquisites, (ii) paid to GPS an annual fee for Ms. Kantor’s services and (iii) neither reimbursed GPS for any portion of Mr. Greenberg's compensation nor paid any compensation directly to Mr. Greenberg, who provided his services to the Company in 2006 without monetary compensation.  Mr. Greenberg ceased serving as the Company's Chief Financial Officer effective July 31, 2007.

Because the Company’s named executive officers in 2006 were employees of GPS and provided services to GPS in the course of such employment, other than the perquisites provided to Mr. Feldman, none of the named executive officers received additional compensation for providing managerial services to the Company than they would otherwise have received from GPS if they did not serve in such capacities for the Company.  Other than with respect to the perquisites paid by the Company for the benefit of Mr. Feldman and Mr. Feldman's life insurance policy, GPS was fully responsible for the payment of compensation to the named executive officers in 2006.

The amounts payable by the Company to GPS pursuant to the Management Agreement were determined as a result of negotiations between the parties.  Determinations with regard to perquisites and other benefits paid on behalf of Mr. Feldman were made by the Board of GPS prior to the Company's spin-off from GPS.  The Company also reimbursed GPS for health and welfare benefits provided to the named executive officers by GPS, which were available to all salaried employees of the Company and which the Company understood were also available to all salaried employees of GPS.

Objectives and Design of Compensation Arrangement

The management services of the Company's named executive officers in 2006 were provided in accordance with the Management Agreement, which was negotiated between the Company and GPS and is set to terminate on November 24, 2007.  The Company determined that the aggregate amount paid to GPS for the managerial services of the named executive officers was appropriate given (i) the terms of the employment agreements of each of the named executive officers privately negotiated with GPS and (ii) the scope and breadth of the services provided by the named executive officers to the Company.  The Company's executive compensation program was limited to the determination of appropriate perquisite and life insurance benefits for Mr. Feldman.  Historically, the overall objective of the Company's compensation arrangement with Mr. Feldman was to provide appropriate consideration to him to allow the Company to retain his management services, given his importance to the Company as its founder.  Our arrangement with Mr. Feldman was designed to provide additional incentive to Mr. Feldman to continue his relationship with the Company, and to reward Mr. Feldman for such continued relationship, given that Mr. Feldman would not otherwise receive any additional compensation for his service to the Company than he would receive from GPS in accordance with his employment arrangement with GPS.

Mr. Feldman ceased serving as Chairman of the Board and Chief Executive Officer of the Company, as a director of the Company, and in all other capacities with the Company effective May 31, 2007.

Elements of Compensation

Cash Compensation

GPS determined and paid compensation to the named executive officers for their service to GPS. The Company did not pay any cash compensation to its executive officers, but pursuant to the terms of the Management Agreement did reimburse GPS for certain amounts of the salary-based compensation paid to certain named executive officers by GPS.  Specifically, the Company reimbursed GPS for 80% of the salary-based compensation paid by GPS to Mr. Feldman in 2006, which totaled $431,669 in 2006, $200,000 of which was reimbursed to the Company by Five Star Products for Mr. Feldman's service to Five Star Products pursuant to a management services agreement between the Company and Five Star Products dated as of January 1, 1994.  The Company paid GPS an additional $80,000 for the services provided to the Company by Ms. Kantor in 2006.

Executive Life Insurance Policy

GPS entered into a life insurance arrangement with Mr. Feldman in December 2003 whereby GPS obtained, and paid the annual premium on, a universal life insurance policy on Mr. Feldman's life and, pursuant to the Management Agreement, the Company reimbursed GPS for the annual premium payments made thereunder.  When Mr. Feldman ceased to serve as Chairman of the Board and Chief Executive Officer of the Company, the Company’s obligation to reimburse GPS for the policy premium terminated.  GPS pays all premiums with respect to Mr. Feldman's policy.  In 2006, the Company made actual payments totaling $170,000 to GPS for Mr. Feldman's life insurance policy premium, $33,540 of which represents an overpayment that the Company anticipates will either be credited toward life insurance premiums due for Mr. Feldman's benefit in fiscal 2007 or reimbursed to the Company.  Mr. Feldman is the owner of the life insurance policy and became entitled to all benefits of ownership of such policy upon the cessation of his service to the Company as Chairman of the Board and Chief Executive Officer.

Automobile-Related Expenses

In 2006, the Company directly paid $15,000 in lease payments for Mr. Feldman's use of a luxury car and also paid an aggregate of approximately $9,533 in gas, parking, toll and repair expenses related to Mr. Feldman's use of the company car.

Country Club Membership

In 2006, the Company paid an aggregate of $34,007 in dues, assessments and other expenses related to Mr. Feldman's country club membership.

Determination of, and Reasons for, the Amount of Each Element

The Company believes that the amount of compensation paid to Mr. Feldman by the Company was reasonable and appropriate given that Mr. Feldman is the founder of the Company and that the Company wished to retain his services throughout 2006.  The Company believes that the amounts of the perquisites and the life insurance benefits paid to or on behalf of Mr. Feldman were competitive with similar such benefits offered to other chief executive officers of other companies in the Company's peer group.  The Company also took into account when determining whether to provide such benefits to Mr. Feldman his role as founder of the Company and the invaluable role his expertise has played in guiding the Company.  The Company believes that these benefits were appropriate in light of Mr. Feldman’s substantial contribution to the Company’s growth since its incorporation under his leadership.  Because Mr. Feldman's knowledge of the Company's history and operations was so critical to the Company’s success, we provided these benefits to Mr. Feldman to reward him for his continued employment and to motivate him to achieve critical Company goals and increase value for stockholders.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed with management the above Compensation Discussion and Analysis and, based on its review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board of Directors

Talton R. Embry Lawrence G. Schafran

2006 Summary Compensation Table (1)

The table below summarizes the total compensation paid to or earned by each of the Company's named executive officers for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Jerome I. Feldman, former Chairman of the Board a nd Chief Executive Officer (1)	2006	431,669 (2)	0	195,000 (3)	626,669
Scott N. Greenberg, former Chief Financial Officer (4)	2006	0	0	0	0
Andrea D. Kantor, former Vice President and General Counsel (1), (5)	2006	80,000	0 (1)	0	80,000
______________

(1)
As discussed in the Compensation Discussion and Analysis above, pursuant to the Management Agreement (as amended) between the Company and GPS, the Company paid GPS a yearly fee for the services provided by Mr. Feldman and Ms. Kantor (each of whom is party to an employment agreement with GPS). The Company paid GPS approximately 80% of the cost of the compensation and benefits provided by GPS to Mr. Feldman, and paid GPS a flat fee of $80,000 for the services of Ms. Kantor.  In fiscal 2006, Ms. Kantor was paid $10,000, which represents the bonus earned by Ms. Kantor for her service to the Company in fiscal 2005 and is not reflected in the table above.  Mr. Feldman ceased serving as Chairman of the Board and Chief Executive Officer of the Company, as a director of the Company, and in all other capacities with the Company effective May 31, 2007.

(2)
Includes $200,000 that was reimbursed to the Company by Five Star Products.  As discussed under “CERTAIN TRANSACTIONS WITH MANAGEMENT – Transactions with Related Persons, Promoters and Certain Controls Persons” below, the Company and Five Star Products had entered into a management services agreement through which Five Star Products paid the Company fees for services provided to Five Star Products by employees of the Company.  The amount allocable under this management services agreement for Mr. Feldman's services to Five Star Products in fiscal 2006 was $200,000, and such amount is included in Mr. Feldman's compensation as Chief Executive Officer of the Company reflected in the table above.

(3)	For Mr. Feldman, the amount reflected under “All Other Compensation” is comprised of:

•
$136,460, which represents the dollar value of insurance premiums paid by the Company to GPS for the purpose of providing life insurance for the benefit of Mr. Feldman.  The Company made actual payments totaling $170,000 to GPS in fiscal 2006 for Mr. Feldman's life insurance premiums, but $33,540 of this amount represents an overpayment which the Company anticipates will be credited toward life insurance premiums due for Mr. Feldman's benefit in fiscal 2007 or will be reimbursed to the Company.

•	$34,007, which represents the amounts paid by the Company for Mr. Feldman's membership in a country club.
•
$24,533, which represents the aggregate incremental cost to the Company for providing Mr. Feldman with an automobile and associated commutation costs.  This amount includes the lease payments, maintenance, gas, parking and toll fees paid by the Company for Mr. Feldman's benefit.

(4)
Mr. Greenberg has been the Chief Executive Officer of GPS since April 2005 and was the Chief Financial Officer of the Company from 2004 until July 2007.  GPS compensates Mr. Greenberg pursuant to an employment agreement for his services as Chief Executive Officer of GPS, but no party compensated Mr. Greenberg for acting as Chief Financial Officer of the Company.

(5)	Effective January 19, 2007, Ms. Kantor resigned from her position as Vice President and General Counsel of the Company and GPS.

Overview of Material Agreements with Our Named Executive Officers and Other Officers

The following is a summary of the material terms of employment agreements pursuant to which compensation was paid to our named executive officers for their service with the Company.  This summary also includes a description of the material terms of employment agreements with certain other individuals who became officers of the Company subsequent to December 31, 2006.

Pursuant to the Management Agreement, GPS provided the Company with executive management consulting and other support services.  Each of Mr. Feldman, the Company’s Chairman of the Board and Chief Executive Officer until May 31, 2007, and Mr. Greenberg, the Company's Chief Financial Officer until July 31, 2007, served in such capacities pursuant to the Management Agreement.  Ms. Kantor, the Company's Vice President and General Counsel until January 19, 2007, served in such capacities pursuant to the Management Agreement.

Agreement With Respect to Jerome I. Feldman

Pursuant to the Management Agreement, as compensation for Mr. Feldman's service as Chief Executive Officer of the Company during the period of June 1, 2005 through May 31, 2006, the Company paid GPS an annual fee of $697,800, which represented approximately 80% of the aggregate cost of the compensation and benefits provided by GPS to Mr. Feldman in that period.  The annual fee increased by 80% of any increase in the cost of compensation and/or benefits required to be provided to Mr. Feldman under his employment agreement with GPS.  For the period of June 1, 2006 through May 31, 2007, the annual fee was increased by $25,000, representing 80% of the scheduled annual salary increase under Mr. Feldman's employment agreement.

Agreement With Respect to Andrea D. Kantor

Pursuant to the Management Agreement, as compensation for Ms. Kantor's service as Vice President and General Counsel of the Company, during Ms. Kantor's employment with the Company, the Company paid GPS an annual fee of $80,000 in equal monthly installments.  The Company paid GPS $80,000 for the period July 1, 2005 through June 30, 2006, and $44,087 for the period July 1, 2006 through January 19, 2007.

Agreement with S. Leslie Flegel

In connection with his appointment as Chairman of Five Star Products, Mr. Flegel entered into a three-year agreement with Five Star Products ending on March 1, 2010 (the “Flegel Agreement”).  Under the Flegel Agreement, Mr. Flegel will receive an annual fee of $100,000 and will be reimbursed (i) for all travel expenses incurred in connection with his performance of services to Five Star Products and (ii) beginning in November 2007, for up to $125,000 per year of the cost of maintaining an office.  In addition, pursuant to the Flegel Agreement, Mr. Flegel was issued 2,000,000 shares of Five Star Products common stock, all of which are fully vested and not subject to forfeiture.  On March 2, 2007, in connection with this share issuance, Mr. Flegel also entered into a registration rights agreement with Five Star Products (the “Five Star Products Registration Rights Agreement”).

During the term of the Flegel Agreement, Mr. Flegel has agreed not to serve in an operating capacity as an executive officer with any other unaffiliated company.  The Flegel Agreement also contains non-compete and non-solicitation covenants.

Five Star Products may terminate the Flegel Agreement:

•	upon Mr. Flegel's death or disability;
•	if Mr. Flegel engages in conduct that is materially monetarily injurious to Five Star Products;
•	if Mr. Flegel willfully and continually fails to perform his duties or obligations under the Flegel Agreement; or
•	upon a Change of Control (as defined in the Flegel Agreement) of Five Star Products or the Company.

If the Flegel Agreement is terminated by Five Star Products in accordance with the foregoing, Five Star Products is required to pay Mr. Flegel his fee accrued, and reimburse him for any expense incurred only through the date the Flegel Agreement is terminated.

On March 2, 2007, Mr. Flegel entered into an agreement with the Company pursuant to which he purchased from the Company 200,000 shares of its common stock at a price of $2.40 per share, or $480,000 in the aggregate.  Mr. Flegel has the right to exchange any or all of the 200,000 shares of Company common stock into Five Star Products common stock held by the Company at the rate of six shares of Five Star Products common stock for each share of Company common stock.  On the same date and in connection with this stock purchase agreement, Mr. Flegel also entered into a registration rights agreement with the Company (the “Company Registration Rights Agreement”).

Pursuant to the Company Registration Rights Agreement and the Five Star Products Registration Rights Agreement, the Company and Five Star Products have each granted Mr. Flegel certain demand and piggy-back registration rights; however, prior to the expiration of the Flegel Agreement, Mr. Flegel only has the right to include his Five Star Products common stock in a registration statement that includes shares of Five Star Products common stock owned by the Company and then only in proportion to the number of shares of Five Star Products common stock being registered for the benefit of the Company.

During the term of the Flegel Agreement, Mr. Flegel has agreed not to sell or otherwise dispose of (i) the 200,000 shares of Company common stock purchased by him as described above or any shares of Five Star Products common stock into which they may have been exchanged or (ii) the 2,000,000 shares of Five Star Products common stock issued to him pursuant to the Flegel Agreement, except in each case as part of a registered public offering, as set forth above.

Agreement with Harvey P. Eisen

On March 1, 2007, the Company's Board of Directors determined that effective upon the expiration of the employment agreement between GPS and Mr. Feldman, the then Chairman of the Board and Chief Executive Officer of the Company, or upon Mr. Feldman’s earlier resignation, Mr. Eisen, who then served as a director of the Company, would serve as Chairman of the Board and Chief Executive Officer of the Company, and that effective upon the commencement of his service as Chairman of the Board and Chief Executive Officer of the Company, Mr. Eisen would receive an annual salary of $100,000.  Mr. Feldman's employment agreement expired on May 31, 2007.

On March 1, 2007, the Company's Board of Directors granted to Mr. Eisen options to purchase an aggregate of 2,500,000 shares of Company common stock, 2,250,000 of which are subject to stockholder approval of an amendment to the Company's 2003 Incentive Stock Plan (the “2003 Plan Amendment”), at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of Company common stock on March 1, 2007.  The options are to vest in three equal annual installments, commencing with the first installment on March 1, 2008.  Mr. Eisen became Chairman of the Board and Chief Executive Officer of the Company effective June 1, 2007.

Agreement with John C. Belknap

Mr. Belknap, who serves as a Vice President and director of the Company and as the Chief Executive Officer and President and a director of Five Star Products, receives a salary of $300,000 from the Company, a portion of which will be reimbursed to the Company by Five Star Products based on the amount of time Mr. Belknap spends working for Five Star Products.  In addition, Mr. Belknap was granted options to purchase an aggregate of 400,000 shares of Company common stock, 181,240 of which are subject to stockholder approval of the 2003 Plan Amendment, at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of Company common stock on March 1, 2007.  Contingent upon Mr. Belknap's continued employment with the Company, the options will vest in three equal annual installments, commencing on December 1, 2007.

In addition, pursuant to the Restricted Stock Agreement, dated as of March 2, 2007, between Five Star Products and Mr. Belknap (the “Restricted Stock Agreement”), Mr. Belknap was granted 1,000,000 restricted shares of Five Star Products common stock.  Contingent upon Mr. Belknap's continued employment with Five Star Products or the Company:

•	333,333 of the shares will vest if Five Star Products achieves adjusted EBITDA (as defined in the Restricted Stock Agreement) of $5.0 million for the year ending December 31, 2007;
•	333,333 of the shares will vest if Five Star Products achieves adjusted EBITDA of $7.5 million for the year ending December 31, 2008;
•	333,334 of the shares will vest if Five Star Products achieves adjusted EBITDA of $11.25 million for the year ending December 31, 2009; and
•	to the extent that adjusted EBITDA equals or exceeds $23.75 million for the three-year period ending December 31, 2009, any previously unvested shares will vest.

Upon the occurrence of a change in control of Five Star Products (as defined in the Restricted Stock Agreement), all unvested shares also will become fully vested.

Five Star Products has granted Mr. Belknap certain demand and piggy-back registration rights beginning March 2, 2010 pursuant to a registration rights agreement between Mr. Belknap and Five Star Products.

Agreement with Ira J. Sobotko

Pursuant to the terms and conditions of the Stock Option Agreement, dated July 30, 2007, between the Company and Mr. Sobotko (the “Sobotko Stock Option Agreement”), Mr. Sobotko, who serves as Vice President, Finance, Secretary and Treasurer of the Company and as Senior Vice President, Finance, Secretary and Treasurer of Five Star Products, was granted options to purchase 100,000 shares of Company common stock at an exercise price equal to $2.68 per share, the average of the closing bid and asked prices of the Company common stock on July 30, 2007, under the Company’s 2003 Incentive Stock Plan.  Contingent upon Mr. Sobotko's continued employment with the Company:

•	Options to purchase 33,333 shares of Company common stock will vest and become exercisable on March 1, 2008;
•	Options to purchase 33,333 shares of Company common stock will vest and become exercisable on March 1, 2009; and
•	Options to purchase 33,334 shares of Company common stock will vest and become exercisable on March 1, 2010.

Upon the occurrence of a change in control of the Company (as defined in the Sobotko Stock Option Agreement), all unvested shares shall become fully vested and exercisable.

In addition, pursuant to the terms and conditions of the Stock Option Agreement, dated July 17, 2007, between Five Star Products and Mr. Sobotko (the “Sobotko Five Star Stock Option Agreement”), Mr. Sobotko was granted options to purchase 125,000 shares of Five Star Products common stock at an exercise price equal to $0.78 per share, the average of the closing bid and asked prices of Five Star Products common stock on July 17, 2007, under Five Star Products’ 2007 Incentive Stock Plan.  The options are contingent upon approval of Five Star Products’ 2007 Incentive Stock Plan by Five Star Products’ stockholders.  Contingent upon Mr. Sobotko's continued employment with Five Star Products:

•
Options to purchase 41,625 shares of Five Star Products common stock will vest and become exercisable if Five Star Products achieves certain earnings before interest, taxes, depreciation, amortization and extraordinary items and “nonrecurring items” (as defined in the 2007 Incentive Stock Plan), all determined in accordance with generally accepted accounting principles consistently applied (“Adjusted EBITDA”) of at least $5.0 million for the year ending December 31, 2007;

•
Options to purchase 41,625 shares of Five Star Products common stock will vest and become exercisable if Five Star Products achieves Adjusted EBITDA of at least $7.5 million for the year ending December 31, 2008; and

•
Options to purchase 41,750 shares of Five Star Products common stock will vest and become exercisable if Five Star Products achieves Adjusted EBITDA of at least $11.25 million for the year ending December 31, 2009.

To the extent that Adjusted EBITDA equals or exceeds $23.75 million for the three-year period ending December 31, 2009, any previously unvested shares will vest and become exercisable.  Notwithstanding any contrary provision of the stock option agreement, if Mr. Sobotko is employed by Five Star Products as of December 31, 2007, December 31, 2008 or December 31, 2009, Mr. Sobotko shall be entitled to the vesting of his options for that fiscal year, regardless of whether his employment terminates prior to the formal determination of vesting (i.e., the Adjusted EBITDA calculations) for such fiscal year.  Upon the occurrence of a change in control (as defined in the Sobotko Five Star Stock Option Agreement) of the Company or Five Star Products, all unvested shares also will become fully vested and exercisable.

Mr. Sobotko receives an annual salary of $200,000 from the Company, a portion of which will be reimbursed to the Company by Five Star Products based on the amount of time Mr. Sobotko spends working for Five Star Products.

Termination of Employment and Change in Control Arrangements

Potential Payments upon Termination or Change in Control

At December 31, 2006, Mr. Feldman was the only named executive officer of the Company who would have been entitled to any incremental payments or benefits upon the termination of his employment with the Company or upon a change of control of the Company.

As discussed under “Agreement With Respect to Jerome I. Feldman” following the narrative to the 2006 Summary Compensation Table, Mr. Feldman was compensated for his services to the Company pursuant to the Management Agreement between the Company and GPS.

Pursuant to the Management Agreement, the Company was obligated to pay to GPS 80% of the cost of Mr. Feldman's compensation and benefits provided by GPS to Mr. Feldman under Mr. Feldman's employment agreement with GPS through May 31, 2007.  Pursuant to the Management Agreement, if Mr. Feldman had been terminated on December 31, 2006, the Company would have been required to pay 80% of Mr. Feldman's salary (which fractional amount is approximately $302,727), and five twelfths of 100% of Mr. Feldman's perquisites (which fractional amount is approximately $81,250), paid by GPS to Mr. Feldman through the term of the agreement.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2006 were Dr. Hoffmann and Messrs. Eisen and Embry.  Dr. Hoffmann was a member of the Compensation Committee until he resigned from the Board in March 2007.  From March 2007 until July 2007 the Compensation Committee was comprised of Messrs. Eisen and Embry.  The Compensation Committee is now comprised of Messrs. Embry and Schafran.

None of the members of the Compensation Committee were at any time during 2006 an officer or employee of the Company, nor was any member formerly an officer or employee of the Company.  However, on March 1, 2007, the Board determined that Mr. Eisen would succeed Mr. Feldman as the Company’s Chairman of the Board and Chief Executive Officer effective upon the earlier of the expiration of the employment agreement between the Company and Mr. Feldman or upon his earlier resignation, and in connection therewith the Company would pay Mr. Eisen an annual salary of $100,000.  In connection with his appointment as Chairman and Chief Executive Officer, Mr. Eisen was granted options to purchase an aggregate of 2,500,000 shares of Company common stock, 2,250,000 of which are subject to stockholder approval of an amendment to the Company's 2003 Incentive Stock Plan, at an exercise price equal to $2.45 per share.  The options are to vest in three equal annual installments, commencing on March 1, 2008.  As discussed under “CERTAIN TRANSACTIONS WITH MANAGEMENT – Transactions with Related Persons, Promoters and Certain Controls Persons” below, the Company is a party to an agreement with Bedford Oak Partners, L.P., an entity controlled by Mr. Eisen, pursuant to which the Company borrowed funds to enable it to exercise its option to purchase convertible preferred shares of Valera Pharmaceuticals, Inc. (“Valera”).

No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

CERTAIN TRANSACTIONS WITH MANAGEMENT

Transactions with Related Persons, Promoters and Certain Control Persons

On August 8, 2003, pursuant to a Note and Warrant Purchase Agreement, GPS issued and sold to Gabelli Asset Management, Inc. $7,500,000 aggregate principal amount of 6% Conditional Subordinated Notes due 2008 (the “Notes”) and 937,500 warrants (the “GP Warrants”), each entitling the holder thereof to purchase (subject to adjustment) one share of GPS’ common stock.  The Notes mature in August 2008 with interest at the rate of 6% per annum payable semi-annually commencing on December 31, 2003.  The Notes are secured by a mortgage on GPS’ former property located in Pawling, New York that was contributed to MXL Industries, Inc. (“MXL”) in connection with the spin-off (the “Spin-Off”) of the Company from GPS, which occurred on November 24, 2004.  MXL, which is now a subsidiary of the Company, assumed the mortgage, but without liability for repayment of the Notes or any other obligations of GPS under the Note and Warrant Purchase Agreement (other than foreclosure on the property).  If there is a foreclosure on the mortgage for payment of the Notes, GPS has agreed to indemnify MXL for the loss of the value of the property.

Pursuant to the Note and Warrant Purchase Agreement, on completion of the Spin-Off, the Company issued warrants ("National Patent Development Warrants") to the holders of the GP Warrants entitling them to purchase, in the aggregate, a number of shares of the Company’s common stock equal to 8% of the number of shares of such stock outstanding at completion of the spin-off.  An aggregate of 1,423,887 National Patent Development Warrants were issued to the holders of the GP Warrants on December 4, 2004, none of which had been exercised as of October 23, 2007.  The exercise price of the National Patent Development Warrants is $3.57, which represents 160% of the average closing price of the Company's common stock over the 20 consecutive trading days commencing on the record date of the spin-off.  National Patent Development Warrants are exercisable at any time through August 2008.

Five Star Products’ wholly-owned subsidiary, Five Star Group, issued an unsecured note (the “JL Note”) payable to JL Distributors, Inc. (“JL”), a wholly-owned subsidiary of the Company following the Spin-Off.  The JL Note bore interest at 8%, payable quarterly, and matured on June 30, 2005.  On June 30, 2005, the Company and Five Star Products agreed to extend the JL Note for a one-year term maturing on June 30, 2006 through the issuance by Five Star Products to JL of a new promissory note on substantially the same terms as the original JL Note (the “Extended Note”).  In consideration to the Company for the Extended Note, Five Star Products paid the Company a fee of one percent of the note's outstanding balance, or $28,000.  In addition, the interest rate on the Extended Note was increased to 9%.  On July 28, 2006, Five Star Products and the Company agreed to extend the Extended Note for a one-year term maturing on June 30, 2007.  In consideration to the Company for the extension of the Extended Note, Five Star Products paid the Company a fee of one percent of the Extended Note's outstanding balance, or $28,000, during July 2006.  The interest rate on the Extended Note remained at 9%.

On March 2, 2007, Five Star Products and JL amended the Extended Note (i) to extend the maturity date from June 30, 2007 to June 30, 2009, (ii) to add a conversion feature such that the holder of the Extended Note, at its option, may convert the principal of the Extended Note, and any accrued interest, into shares of Five Star Products’ common stock at a fixed conversion price of $0.40 per share, and (iii) to modify the Extended Note to eliminate Five Star Products’ right to prepay the Extended Note prior to maturity.  Five Star Products also granted JL certain registration rights with respect to the shares of Five Star Products’ common stock issuable upon exercise of the Extended Note pursuant to a Registration Rights Agreement, dated as of March 2, 2007, between Five Star Products and JL.

Since 2004, the Company has provided legal, tax, public and investor relations, insurance and employee benefit administration services to Five Star Products pursuant to a management services agreement for fees which have ranged from $10,000 to $25,000 per month and were capped at $14,167 per month in fiscal 2006.  In addition, Five Star Products agreed to reimburse the Company for $16,666 per month for Mr. Feldman's services to Five Star Products effective October 1, 2004.  The management services agreement is automatically renewable for successive one-year terms unless one of the parties notifies the other in writing at least six months prior to the end of any renewal thereof.  The Company and Five Star Products agree annually, in writing, to a management fee and adjust such figure during the year if necessary.  The management services agreement was renewed for 2007.

Fees incurred under the management services agreement totaled $370,000, $500,000 and $215,000 for the years ended December 31, 2006, 2005 and 2004, respectively.  The largest aggregate amount of principal outstanding and due during fiscal 2006 was $84,451, of which Five Star Products paid $84,451.  At December 31, 2006 and 2005, the amounts due to the Company under the management services agreement were $58,000 and $43,000, respectively.

In addition, the Company incurred certain expenses on behalf of Five Star Products, primarily involving insurance, legal and other professional expenses.  Five Star Products reimbursed the Company for such expenses, which amounted to approximately $234,000 for the year ended December 31, 2006 and $677,000 for the nine months ended September 30, 2007, respectively.

Prior to the Spin-Off, the Company was a wholly-owned subsidiary of GPS.  In connection with the Spin-Off and while the Company was a wholly-owned subsidiary of GPS, GPS and the Company entered into contracts that govern certain relationships between them.  GPS and the Company believe that these agreements are at fair market value and are on terms comparable to those that would have been reached in arm's-length negotiations had the parties been unaffiliated at the time of the negotiations.

In 2006 and through part of 2007, certain of the Company’s executive officers were also executive officers of GPS and remained on GPS’ payroll.  The executive officers did not receive any salary from the Company; however, they provided the Company with management services under the Management Agreement between GPS and the Company entered into while the Company was a wholly-owned subsidiary of GPS and in connection with the Spin-Off.  Services under the Management Agreement related to corporate federal and state income taxes, corporate legal services, corporate secretarial administrative support, and executive management consulting.  The term of the Management Agreement extends until November 24, 2007, and may be terminated by either the Company or GPS on or after July 30, 2006 with 180 days prior written notice.

Effective July 1, 2005 through November 24, 2007, the Company will have paid GPS an annual fee of not less than $970,000 as compensation for the management services, payable in equal monthly installments.  The fee includes $698,000 for the period July 1, 2005 through June 30, 2006 relating to the services of Mr. Feldman, the Company's former Chief Executive Officer, and $666,000 for the period July 1, 2006 through May 31, 2007, representing approximately 80% of the cost of the compensation and benefits required to be provided by GPS to Mr. Feldman.  The amount paid from January 1, 2007 through May 31, 2007 was $337,000.  Since June 1, 2007, the Company has not had to pay GPS a monthly fee because of the expiration of Mr. Feldman’s employment agreement, the fact that Ms. Kantor was no longer employed by the Company and the assumption of other services by the Company.  For the year ended December 31, 2006, the Company reimbursed GPS approximately $925,000 for services under the Management Agreement.

During 2006 and through April 13, 2007, the Company also occupied a portion of corporate office space leased by GPS.  The Company compensated GPS approximately an additional $73,554 for use of this space for such period.  GPS’ lease extended through December 31, 2006.  From January through April 2007, the Company leased such space directly from the landlord.

As of December 31, 2006, GPS had a payable to the Company of approximately $251,000 for a capital contribution relating to litigation proceeds in the amount of $9,000,000 received by GPS in December 2005 as adjusted for the monthly management fee.

On November 12, 2004, the Company entered into an agreement (the “Bedford Agreement”) to borrow approximately $1,060,000 from Bedford Oak Partners, L.P., a greater than five percent stockholder, which is controlled by Mr. Eisen, the Company’s current Chairman of the Board and Chief Executive Officer, and approximately $530,000 from Mr. Feldman, the Company's former Chairman of the Board and Chief Executive Officer, to exercise the Company's option to purchase 2,068,966 shares of Series B Convertible Preferred Shares of Valera, a Delaware corporation, for an aggregate price of $1,590,000.  The loans bore interest at six percent per annum, matured on October 31, 2009, and were secured by all shares of Valera owned by the Company, including the purchased shares.

On January 20, 2005, the loans were repaid, including interest of $10,217 and $5,682 for Bedford Oak Partners and Mr. Feldman, respectively, from the additional capital contribution received by the Company from GPS out of proceeds received by GPS from its claims relating to the Learning Technologies acquisition.  As a result of the public offering by Valera and taking into account a 1 for 6 reverse stock split and the effect of the accrued dividends, the purchased shares automatically converted into 404,004 shares of Valera common stock.  Bedford Oak Partners and Mr. Feldman were then entitled to receive 50% of any profit received by the Company from the sale of such shares in excess of $3.94 per share.  Effective April 18, 2007, all of the outstanding common stock of Valera was acquired by Indevus Pharmaceuticals, Inc., a Delaware corporation (“Indevus”).  Under the transaction agreement, at the effective time of the transaction, each share of Valera common stock outstanding immediately prior to the effective time was exchanged for 1.1337 shares of Indevus common stock.

From June 25, 2007 through and including September 12, 2007, the Company sold, in a series of brokers’ transactions, all of its 2,639,482 shares of Indevus common stock in open market transactions by the close of trading on September 12, 2007 for an aggregate of approximately $17,598,000, net of commissions and brokerage fees.  Pursuant to the Bedford Agreement, Bedford Oak Partners and Mr. Feldman were entitled to (i) receive an aggregate of approximately $922,000 of the proceeds of the sales and (ii) participate in 50% of the profits earned on 19.51% of shares of Indevus common stock received by the Company upon conversion of the Contingent Stock Rights (defined below), if any, at such time as such shares are sold by the Company.  The approximately $922,000 in sales proceeds have been paid to Bedford Oak Partners and Mr. Feldman.

The Company continues to hold contingent stock rights (the “Contingent Stock Rights”) for certain products in development by Indevus that will become convertible into shares of Indevus common stock to the extent specific milestones with respect to each product are achieved.  If all milestones are achieved, the Company will receive $2,070,670 and $3,106,005, respectively, worth of shares of Indevus common stock upon conversion of the Contingent Stock Rights.

Summaries of the compensation arrangements and agreements in which the Company and its executive officers and directors are participants and where the amount involved exceeds $120,000, since the beginning of the Company’s last fiscal year, are included in the narrative following the 2006 Summary Compensation Table above.

Company Policy and Procedure

Under the Company’s related person transaction policy, any related person transaction shall be consummated or shall continue only if the transaction is approved or ratified by the Audit Committee in accordance with the guidelines set forth below.  Prior to approval of any related person transaction, including material amendments thereto, the Audit Committee must:

1.	Become informed or have knowledge of (a) the related person’s relationship or interest and (b) the material facts of the proposed transaction;

2.	Analyze and assess applicable potential conflicts of interests; and

3.	Determine that the proposed transaction, or material amendment thereto, is entered into in good faith on fair and reasonable terms.

If the Company becomes aware of a related person transaction that has not been previously approved:

1.
If the transaction is pending or ongoing, it will be submitted to the Audit Committee promptly, and the Audit Committee shall follow the process set forth above and shall evaluate available options including, ratification, amendment or termination of the transaction; and

2.
If the transaction is completed, the Audit Committee shall evaluate the transaction, taking into account the relevant facts and circumstances set forth above, to determine what, if any, action is appropriate.

In the event the Company engages in more than one transaction with a related person on an ongoing basis and of a similar nature (e.g., the services of law firm), the Audit Committee’s approval or ratification of the initial transaction with such related person shall serve as approval of all such transactions unless the Audit Committee provides to the contrary at the time it approves the initial transaction.

The Company shall periodically review and assess ongoing relationships with related persons to ensure compliance with the Company’s guidelines and directives and to ensure that the continuation of such relationship remains fair to the Company.

The policy does not apply to employment arrangements involving an executive officer, other senior officer or other employee of the Company, or to director compensation arrangements.  The policy was adopted on July 30, 2007, and will be applied only to those related person transactions entered into, extended or amended after that date.

STOCKHOLDER PROPOSALS

Proposals of stockholders which are eligible under SEC rules to be included in the Company’s 2008 proxy materials must be received by the Corporate Secretary of the Company no later than July 12, 2008.  If the Company changes the date of its 2008 annual meeting to a date more than 30 days from the original date of its 2008 annual meeting, then the deadline for submission of stockholder proposals under SEC rules will be changed to a reasonable time before the Company begins to print and mail its proxy materials.  If the Company changes the date of its 2008 annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its stockholders by another reasonable method.

Under our by-laws, written notice of a stockholder proposal (containing the information specified in our by-laws regarding the stockholder and the proposed action) must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than 90 prior to the anniversary date of the immediately preceding annual meeting.  Accordingly, any stockholder who wishes to have a proposal considered at the 2008 annual meeting must deliver a written notice (containing the information specified in our by-laws regarding the stockholder and the proposed action) to the Company’s Secretary no later than September 21, 2008.  If the 2008 annual meeting is called for a date that is not within 30 days of such anniversary date, under our by-laws the Corporate Secretary of the Company must receive written notice (containing the information specified in our by-laws regarding the stockholder and the proposed action) from any stockholder who wishes to have a proposal considered at the 2008 annual meeting no later than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting was first made.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above.  Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors,

HARVEY P. EISEN Chairman, Chief Executive Officer and President

A copy of the annual report to stockholders for the fiscal year ended December 31, 2006 accompanies this proxy statement.  The annual report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2006, as amended, filed with the SEC.  The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to National Patent Development Corporation, Attn:  Corporate Secretary, 10 East 40th Street, Suite 3110, New York, New York 10016.

Appendix A

NATIONAL PATENT DEVELOPMENT CORPORATION
2003 INCENTIVE STOCK PLAN
(As amended)

Section 1.        Purpose of the Plan

The purpose of this 2003 Incentive Stock Plan (the “Plan”) is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of National Patent Development Corporation (the “Company”) by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.

Section 2.        Definitions

As used in the Plan,

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Company Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board, which Committee shall consist solely of two or more outside directors within the meaning of Treas. Reg. ss. 1.163-27(e)(3).

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Company” means National Patent Development Corporation, a Delaware corporation.

“Company Stock” shall mean the Common Stock.

“Covered Employee” means a “covered employee” as that term is defined in Section 162(m)(3) of the Code or any successor provision.

“Effective Date” has the meaning set forth in Section 18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” of Company Stock of either class, as of a date of determination, shall mean the following:

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(a)           Class Listed and Shares Traded On Date Of Determination. If such class of Company Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) or on the Nasdaq Stock Market on the date of determination, the Fair Market Value per share shall be the last sale price of a share of such class of Company Stock on the applicable national securities exchange or Nasdaq Stock Market on the date of determination at the close of trading on such date. If such class of Company Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

(b)           Class Listed But No Shares Traded On Date Of Determination. If such class of Company Stock is listed on a national securities exchange or on the Nasdaq Stock Market but no shares of such class of Company Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of such class of Company Stock on the most recent trade date before the date of determination at the close of trading on such date. If such class of Company Stock is regularly traded in the over-the-counter market but no shares of such class of Company Stock are traded on the date of determination (or if records of such trades are  unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of such class of Company Stock on the most recent date before the date of determination. If such class of Company Stock is listed on a national securities exchange or on the Nasdaq Stock Market or are traded in the over-the-counter market but no shares of such class of Company Stock are traded on the date of determination or within a reasonable period before the date of determination, then the Committee shall determine the Fair Market Value of such class of Company Stock from all relevant available facts, which may include opinions of independent experts as to value and may take into account any recent sales and purchases of such class of Company Stock to the extent they are representative.

(c)           Class Not Listed. If such class of Company Stock is not listed on a national securities exchange or on the Nasdaq Stock Market and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of such class of Company Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such class of Company Stock to the extent they are representative.

“Grant Date” means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Nonrecurring Items” means nonrecurring items deemed not reflective of the Company’s core operating performance, including, but not limited to, exogenous events, acquisitions, divestitures, changes in accounting principles or “extraordinary items” determined under generally accepted accounting principles.

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“Option” means a right to purchase Company Stock granted under Section 7.

“Participant” means any eligible person as set forth in Section 5 to whom an Award is granted.

“Performance Criteria” has the meaning set forth in Section 11.1.

“Performance Share” has the meaning set forth in Section 10.1.

“Performance Unit” has the meaning set forth in Section 10.2.

“Plan” means this National Patent Development Corporation 2003 Incentive Stock Plan.

“Related Company” means any entity that is directly or indirectly controlled by the Company, as determined under section 424 of the Code.

“Reload Option” means an Option granted to a Participant who exercises a previously held Option by surrendering Company Stock for all or part of the exercise price, pursuant to the provisions of Section 7.8.

“Restricted Stock” means an Award of shares of Company Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” has the meaning set forth in Section 8.1.

“Stock Unit” means an Award granted under Section 9 denominated in units of Common Stock.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines in accordance with the rules of section 424 of the Code.

“Termination of Service,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Committee, and such determination shall be final. Transfer of a Participant’s employment or service relationship between wholly owned subsidiaries of the Company, or between the Company and any wholly owned subsidiary of the Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

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Section 3.              Administration

3.1           Administration of the Plan

The Plan shall be administered by the Committee.

3.2           Administration and Interpretation by Committee

Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan and the Code as may from time to time be adopted by the Board, to (a) select the eligible persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Company Stock to be covered by each Award granted under the Plan; (d) determine whether shares of Company Stock to be covered by each Award granted under the Plan shall be shares of Common Stock; (e) determine the terms and conditions of any Award granted under the Plan; (f) approve the forms of agreements for use under the Plan; (g) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Company Stock or other property or canceled or suspended; (h) determine whether, to what extent and under what circumstances cash, shares of Company Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (j) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (k) delegate ministerial duties to such of the Company’s officers as it so determines; and (l) make any other determination and take any other action that the  Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any eligible person.

Section 4.              Shares Subject to the Plan

4.1           Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15, the maximum number of shares of Company Stock available for issuance under the Plan shall be 3,500,000.

4.2           Share Usage

(a)           Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, (ii) covered by an Award that is settled in cash, or (iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Options shall be available for Awards under the Plan. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Stock Units, Performance Shares or Performance Units. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.

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(b)           Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

4.3           Limitation

Subject to adjustment as provided in Section 15, no Participant shall be eligible to receive in any one calendar year Awards relating to more than 2,500,000 shares of Company Stock.

Section 5.              Eligibility

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities. The above are “eligible persons.”

Section 6.              Awards

6.1           Form and Grant of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.

6.2           Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

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Section 7.              Options

7.1           Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2           Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock issuable pursuant to the Option on the Grant Date, except in the case of Substitute Awards. In no event shall the Committee, without the prior approval of the Company’s stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.

7.3           Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be as established for that Option by the Committee and set forth in the instrument that evidences that Option or, if not so established, shall be ten years from the Grant Date.

7.4           Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5           Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full as directed by the Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee as indicated in the instrument evidencing the Option for that purchase, which forms may include: (a) check; (b) wire transfer; (c) tendering by attestation shares of Company Stock already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; or (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

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7.6           Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

7.7           Incentive Stock Options

The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Any such Incentive Stock Option by its terms must not be exercisable after the expiration of ten years from the Grant Date for the Incentive Stock Option, must not be exercisable by anyone other than the grantee otherwise than by will or the laws of descent and distribution, must be exercisable, during the grantee’s lifetime, only by the grantee, and must state that it is an Incentive Stock Option. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

7.8           Reload Options.

When the Committee grants an Option, it may designate in the instrument that evidences such Option whether a Reload Option accompanies the Option and any limitations that will apply to such Reload Option. Unless otherwise designated by the Committee in the instrument that evidences an Option, such Option shall not be subject to any Reload Options. If it so desires, the Committee may permit multiple, successive Reload Options for an Option, and may designate such in the instrument that evidences an Option; but if no number of Reload Options is specified in the instrument that provides for such Reload Option, then the Option shall be subject to only one Reload Option. If the Committee has designated an Option as having an accompanying Reload Option, the Reload Option shall be for the same number of shares as is surrendered by the Participant in payment of the exercise price of the Option (but not for shares surrendered for tax or other withholding obligations) upon its exercise. The Reload Option shall have the same terms and conditions as the related original Option, including the expiration date of the original Option, except that (i) the exercise price for a Reload Option shall be the Fair Market Value of  the Company Stock as of the date of grant of such Reload Option, and (ii) the Reload Option shall become fully exercisable no earlier than six months after its date of grant.

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Section 8.              Stock Appreciation Rights

8.1           Grant of Stock Appreciation Rights

The Committee may grant stock appreciation rights (“Stock Appreciation Rights” or “SARs”) to Participants at any time on such terms and conditions as shall be set forth in the instrument evidencing the Award. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock, on the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, (a) the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and (b) in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and (ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

8.2           Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the excess of the Fair Market Value of the Common Stock on the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

Section 9.              Restricted Stock and Stock Units

9.1           Grant of Restricted Stock and Stock Units

The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2           Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in cash, shares of Company Stock or a combination of cash and shares of Company Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

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9.3           Dividends and Distributions

Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Company Stock, Restricted Stock or Stock Units.

9.4           Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

Section 10.            Performance Shares and Performance Units

10.1         Grant of Performance Shares

The Committee may grant Awards of performance shares (“Performance Shares”) and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the Participant to a payment in the form of shares of Company Stock upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee.

10.2         Grant of Performance Units

The Committee may grant Awards of performance units (“Performance Units”) and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Awards of Performance Units upon satisfaction of any performance goal by any Covered Employee, and the maximum amount earned by such Covered Employee in any calendar year may not exceed $500,000. The Committee, in its discretion, may substitute actual shares of Company Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.

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Section 11.            Performance Criteria

11.1         Awards Subject to Performance Goals

Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more of the following business criteria within the meaning of Section 162(m) of the Code: profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets (“Performance Criteria”). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

11.2           Use and Calculation of Performance Criteria

Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Nonrecurring Items. Performance Criteria shall be calculated in accordance with the Company’s financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

Section 12.            Other Stock or Cash-Based Awards

In addition to the Awards described in Sections 7 through 10, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Company Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

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Section 13.            Withholding

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Company Stock or other consideration under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of his or her tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Company Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Company Stock the Participant already owns having a Fair Market Value equal to the tax withholding obligations and other obligations.

Section 14.            Assignability

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries on a Company-approved form who may receive payment under an Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, with the approval of the Committee and in its sole discretion, an Award may be amended to permit the Participant to transfer Awards under this Plan to such persons as the Committee deems appropriate.

Section 15.            Adjustments

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Company Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Company Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2 all in accordance with section 424 of the Code and the Treasury regulations issued thereunder; (iii) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (iv) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

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The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

Section 16.            Amendment and Termination

16.1         Amendment, Suspension or Termination of the Plan

The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan.

16.2           Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

16.3         Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” within the meaning of section 424 of the Code and the Treasury regulations thereunder that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Specifically, the Committee may, with the consent of the person entitled to exercise any outstanding Option, amend an Option in any manner consistent with the provisions of this Plan that it may deem advisable. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

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Section 17.            General

17.1         No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

17.2       Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Company Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Company Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such  registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Company Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3         No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

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17.4         Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

17.5           No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Company Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.6         Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all the business and/or assets of the Company, or otherwise.

17.7         Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.8         Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 18.            Effective Date

The Plan shall become effective (the “Effective Date”) immediately following stockholder approval of the Plan.

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Appendix B

NATIONAL PATENT DEVELOPMENT CORPORATION
2007 INCENTIVE STOCK PLAN

Section 1.        Purpose of the Plan

         The purpose of this 2007 Incentive Stock Plan (the "Plan") is to attract, retain and motivate employees, officers, non-employee directors and independent contractors of National Patent Development Corporation (the "Company") by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

Section 2.        Definitions

         As used in the Plan,

"Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable U.S. Treasury Department regulations promulgated thereunder (such regulations are sometimes cited as "Treas. Reg.").

         "Committee" shall mean the Compensation Committee of the Board, which Committee shall consist solely of two or more outside directors within the meaning of Treas. Reg. § 1.162-27(e)(3) or, the entire Board, in the case of all Awards to non-employee directors, or in the event a qualifying committee shall not have been appointed.

         "Common Stock" means the common stock, par value $0.01 per share, of the Company.

         "Company" means National Patent Development Corporation, a Delaware corporation.

         "Covered Employee" means a "covered employee" as that term is defined in Section 162(m)(3) of the Code or any successor provision.

         "Effective Date" has the meaning set forth in Section 18.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" of Common Stock, as of a date of determination, shall mean the following:

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(a) Common Stock Listed and Shares Traded On Date Of Determination. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) on the date of determination, the Fair Market Value per share shall be the last sale price of a share of the Common Stock on the applicable national securities exchange on the date of determination at the close of trading on such date. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

(b) Common Stock Listed But No Shares Traded On Date Of Determination. If the Common Stock is listed on a national securities exchange but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of the Common Stock on the most recent trade date before the date of determination at the close of trading on such date. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination. If the Common Stock is listed on a national securities exchange or are traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination or within a reasonable period before the date of determination, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include opinions of independent experts as to value and may take into account any recent sales and purchases of the Common Stock to the extent they are representative.

(c) Common Stock Not Listed. If the Common Stock is not listed on a national securities exchange and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period before the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of the Common Stock to the extent they are representative.

         "Grant Date" means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

         "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code or any successor provision.

         "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

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         "Nonrecurring Items" means nonrecurring items deemed not reflective of the Company's core operating performance, including, but not limited to, exogenous events, capital transactions, including, but not limited to, granting of Awards, acquisitions, divestitures, changes in accounting principles or "extraordinary items" determined under generally accepted accounting principles.

         "Option" means a right to purchase Common Stock granted under Section 7.

         "Participant" means any eligible person as set forth in Section 5 to whom an Award is granted.

         "Performance Criteria" has the meaning set forth in Section 11.1.

         "Performance Share" has the meaning set forth in Section 10.1.

         "Performance Unit" has the meaning set forth in Section 10.2.

         "Plan" means this National Patent Development Corporation 2007 Incentive Stock Plan.

"Related Company" means any entity that is directly or indirectly controlled by the Company, as determined under Section 424 of the Code.

         "Restricted Stock" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Stock Appreciation Right" has the meaning set forth in Section 8.1.

         "Stock Unit" means an Award granted under Section 9, denominated in units of Common Stock.

         "Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines in accordance with the rules of Sections 409A and 424 of the Code.

         "Termination of Service," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Committee, and such determination shall be final. Transfer of a Participant's employment or service relationship between wholly owned subsidiaries of the Company, or between the Company and any wholly owned subsidiary of the Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

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(Notwithstanding the foregoing, in making such determination with respect to Awards subject to Section 409A of the Code for which the timing of payment is dependent upon such termination of service, the Committee shall apply the separation from service rules under Section 409A and related regulations.)

Section 3.        Administration

3.1      Administration of the Plan

         The Plan shall be administered by the Committee.

3.2      Administration and Interpretation by Committee

        Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan and the Code as may from time to time be adopted by the Board, to (a) select the eligible persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (d) determine whether shares of Common Stock to be covered by each Award granted under the Plan shall be shares of Common Stock; (e) determine the terms and conditions of any Award granted under the Plan; (f) approve the forms of agreements for use under the Plan; (g) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or Awards may be canceled or suspended; (h) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (j) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (k) delegate ministerial duties to such of the Company's officers as it so determines; and (l) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any eligible person.

Section 4.        Shares Subject to the Plan

4.1      Authorized Number of Shares

        Subject to adjustment from time to time as provided in Section 15, the maximum number of shares of Common Stock available for issuance under the Plan shall be 7,500,000.

4.2      Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, the shares subject to such Awards shall again be available for issuance under the Plan. Any shares of Common Stock (i) covered by an Award that is settled in cash, or (ii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Options shall be available for Awards under the Plan. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Stock Units, Performance Shares or Performance Units. All shares issued under the Plan may be  either authorized and unissued shares or issued shares reacquired by the Company.

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(b) Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Options, including as Incentive Stock Options, shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15 but without adjustment as provided in Section 4.2; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

4.3      Limitation.

         Subject to adjustment from time to time as provided in Section 15, no Participant shall be eligible to receive in any one calendar year Awards  relating to more than 2,000,000 shares of Common Stock.

Section 5.        Eligibility

         An Award may be granted to any employee, officer or director of the  Company or a Related Company whom the Committee from time to time selects. An  Award may also be granted to any consultant, agent, advisor or independent  contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities. The above are "eligible persons."

Section 6.        Awards

6.1      Form and Grant of Awards

        The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.

6.2      Evidence of Awards

         Awards granted under the Plan shall be evidenced by a written  instrument that shall contain such terms, conditions, limitations and  restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

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Section 7.        Options

7.1      Grant of Options

         The Committee may grant Options designated as Incentive Stock  Options or Nonqualified Stock Options.

7.2      Option Exercise Price

         The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair  Market Value of the Common Stock issuable pursuant to the Option on the Grant  Date, except in the case of Substitute Awards. In no event shall the Committee, without the prior approval of the Company's stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.

7.3      Term of Options

         Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option  shall be as established for that Option by the Committee and set forth in the  instrument that evidences that Option or, if not so established, shall be ten  years from the Grant Date.

7.4      Vesting and Exercise of Options

         The Committee shall establish and set forth in each instrument that evidences an Option the time at which, manner in which, or the installments  in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

        To the extent an Option has vested and become exercisable, the  Option may be exercised in whole or from time to time in part (but not for less than 10 shares) by delivery as  directed by the Company to the Company or a brokerage firm designated or  approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being  exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5      Payment of Exercise Price

         The exercise price for shares purchased under an Option shall  be paid in full as directed by the Company to the Company or a brokerage firm  designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee as indicated in the instrument evidencing the Option for that  purchase, which forms may include:

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(a) check; (b) wire transfer; (c) tendering by attestation shares of Common Stock already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the  aggregate exercise price of the shares being purchased under the Option; or (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

7.6      Post-Termination Exercise

         The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service,  any of which provisions may be waived or modified by the Committee at any time.  Unless specified in such instrument, the Option shall expire upon a Termination of Service.

7.7      Incentive Stock Options

         The terms of any Incentive Stock Options shall comply in all  respects with the provisions of Section 422 of the Code, or any successor  provision, and any regulations promulgated thereunder. Any such Incentive Stock  Option by its terms must not be exercisable after the expiration of ten years  from the Grant Date for the Incentive Stock Option, must not be exercisable by  anyone other than the grantee otherwise than by will or the laws of descent and distribution, must be exercisable, during the grantee's lifetime, only by the grantee, and must state that it is an Incentive Stock Option. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

Section 8.        Stock Appreciation Rights

8.1      Grant of Stock Appreciation Rights

         The Committee may grant stock appreciation rights ("Stock  Appreciation Rights" or "SARs") to Participants at any time on such terms and  conditions as shall be set forth in the instrument evidencing the Award. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock, on the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, (a) the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and (b) in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and (ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only  with respect to the shares for which its related Option is then exercisable.  Non-employee directors shall not be eligible for an Award of SARs.

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8.2      Payment of SAR Amount

         Upon the exercise of an SAR, a Participant shall be entitled  to receive payment from the Company in an amount determined by multiplying: (a)  the excess of the Fair Market Value of the Common Stock on the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

Section 9.        Restricted Stock and Stock Units

9.1      Grant of Restricted Stock and Stock Units

         The Committee may grant Restricted Stock and Stock Units on  such terms and conditions and subject to such repurchase or forfeiture  restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2      Issuance of Shares

         Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

9.3      Dividends and Distributions

         Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the  Committee deems appropriate. The Committee, in its sole discretion, may  determine the form of payment of dividends or dividend equivalents, including  cash, shares of Common Stock, Restricted Stock or Stock Units.

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9.4      Waiver of Restrictions

         Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock  Unit under such circumstances and subject to such terms and conditions as the  Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

Section 10.       Performance Shares and Performance Units

10.1     Grant of Performance Shares

         The Committee may grant Awards of performance shares  ("Performance Shares") and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award.  Each Award of Performance Shares shall entitle the Participant to a payment in  the form of shares of Common Stock upon the attainment of performance goals and  other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee.  Non-employee directors shall not be entitled to Awards of Performance Shares.

10.2     Grant of Performance Units

         The Committee may grant Awards of performance units ("Performance Units") and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the  Participant to a payment in cash upon the attainment of performance goals and  other terms and conditions specified by the Committee. Notwithstanding the  satisfaction of any performance goals, the amount to be paid under an Award of  Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Awards of Performance Units  upon satisfaction of any performance goal by any Covered Employee. The Committee, in its discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.  Non-employee directors shall not be entitled to Awards of Performance Units.

Section 11.       Performance Criteria

11.1     Awards Subject to Performance Goals

         Awards of Restricted Stock, Stock Units, Performance Shares,  Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more of the following business criteria within the meaning of Section 162(m) of the Code: profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating  margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets ("Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to  comparison companies or indices to be achieved during a period of time.

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11.2     Use and Calculation of Performance Criteria

        Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Nonrecurring Items. Performance Criteria shall be calculated in accordance with the Company's financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the  Company's annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

Section 12.       Other Stock or Cash-Based Awards

         In addition to the Awards described in Sections 7 through 10, and  subject to the terms of the Plan, the Committee may grant other incentives  payable in cash or in shares of Common Stock under the Plan as it determines to  be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

Section 13.       Withholding

         The Company may require the Participant to pay to the Company the  amount of (a) any taxes that the Company is required by applicable federal,  state, local or foreign law to withhold with respect to the grant, vesting or  exercise of an Award ("tax withholding obligations") and (b) any amounts due  from the Participant to the Company or to any Related Company ("other  obligations"). The Company shall not be required to issue any shares of Common  Stock or other consideration under the Plan until such tax withholding obligations and other obligations are satisfied.

         The Committee may permit or require a Participant to satisfy all or  part of his or her tax withholding obligations and other obligations by (a)  paying cash to the Company, (b) having the Company withhold an amount from any  cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a Fair Market Value equal to the tax withholding obligations and other obligations.

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Section 14.       Assignability

         No Award or interest in an Award may be sold, assigned, pledged (as  collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to  attachment or similar proceedings otherwise than by will or by the applicable  laws of descent and distribution, except that to the extent permitted by the  Committee, in its sole discretion, a Participant may designate one or more  beneficiaries on a Company-approved form who may receive payment under an Award  after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, with the approval of the Committee and in its sole discretion, an Award may be amended to permit the Participant to transfer Awards under this Plan to such persons as the Committee deems appropriate.

Section 15.       Adjustments

         In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2 all in accordance with section 424 of the Code and the Treasury regulations issued thereunder; (iii) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (iv) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

         The determination by the Committee as to the terms of any of the  foregoing adjustments shall be conclusive and binding.

         Notwithstanding the foregoing, the issuance by the Company of shares of  stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

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Section 16.       Amendment and Termination

16.1     Amendment, Suspension or Termination of the Plan

         The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable  law, regulation or stock exchange rule, stockholder approval shall be required  for any amendment to the Plan.

16.2     Term of the Plan

         Unless sooner terminated as provided herein, the Plan shall  terminate ten years from the Effective Date. After the Plan is terminated, no  future Awards may be granted, but Awards previously granted shall remain  outstanding in accordance with their applicable terms and conditions and the  Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

16.3     Consent of Participant

         The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the  Participant's consent, materially adversely affect any rights under any Award  theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the  Participant, be made in a manner so as to constitute a "modification" within the meaning of section 424 of the Code and the Treasury regulations thereunder that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Specifically, the Committee may, with the consent of the  person entitled to exercise any outstanding Option, amend an Option in any  manner consistent with the provisions of this Plan that it may deem advisable.  Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions. All Options, SARs and other relevant Awards that are subject to Section 409A of the Code shall be granted and administered in accordance therewith at all times.  If required to comply with Section 409A  of the Code, payment of any Award to a specified employee (as that term is defined in Section 409A and related regulations) as a result of a Termination of Service shall not be made before the date that is six months after the date of Termination of Service (or, if earlier, the date of death of the specified employee).

Section 17.       General

17.1     No Individual Rights

         No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

         Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or  limit in any way the right of the Company or any Related Company to terminate a  Participant's employment or other relationship at any time, with or without cause.

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17.2     Issuance of Shares

         Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in  the opinion of the Company's counsel, such issuance, delivery or distribution  would comply with all applicable laws (including, without limitation, the  requirements of the Securities Act or the laws of any state or foreign  jurisdiction) and the applicable requirements of any securities exchange or  similar entity.

        The Company shall be under no obligation to any Participant to  register for offering or resale or to qualify for exemption under the Securities  Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

        To the extent the Plan or any instrument evidencing an Award  provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a uncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3     No Rights as a Stockholder

         Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such  Award.

17.4     Compliance With Laws and Regulations

         Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are  officers or directors subject to Section 16 of the Exchange Act without so  restricting, limiting or conditioning the Plan with respect to other  Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

17.5     No Trust or Fund

         The Plan is intended to constitute an "unfunded" plan. Nothing  contained herein shall require the Company to segregate any monies or other  property, or shares of Common Stock, or to create any trusts, or to make any  special deposits for any immediate or deferred amounts payable to any  Participant, and no Participant shall have any rights that are greater than  those of a general unsecured creditor of the Company.

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17.6     Successors

         All obligations of the Company under the Plan with respect to  Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all the business and/or assets of the Company, or otherwise.

In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case substantially all the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, (x) the Committee may, in its sole discretion, or (y) if the Committee has not acted, the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Awards, either (i) make appropriate provision for the protection of any such outstanding Awards by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the shares of Common Stock, provided only that the excess of the aggregate Fair Market Value of the shares subject to the Awards immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to such Awards immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Participants, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or such Awards will be terminated, or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Awards held by each Participant and unexercised as of that date at an amount equal to the aggregate Fair Market Value on such date of the shares subject to the Awards held by such Participant over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock, then, in the discretion of the Committee, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount.  In any such case the Committee shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

17.7     Severability

         If any provision of the Plan or any Award is determined to be  invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

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17.8     Choice of Law

         The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by  the laws of the United States, shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law.

Section 18.      Forfeiture for Competition

18.1              Forfeiture of Gains on Exercise

If a Participant terminates employment in breach of any covenants and conditions subsequent set forth in Section 18.2 and becomes employed by a competitor of the Company within one year after the date of exercise of any Option or the receipt of any Award, including the purchase of any Restricted Stock, the Participant shall pay to the Company an amount equal to any gain from the exercise of the Option or the value of the Award other than Options, in each case measured by the amount reported as taxable compensation to the Participant by the Company for federal income tax purposes and in the case of Options that are Incentive Stock Options, in an amount equal to the amount that would have been reported as taxable income were such Options not Incentive Stock Options, and in each case without regard to any subsequent fluctuation in the market price of the shares of the Common Stock.  Any such amount due hereunder shall be paid by the Participant within thirty days of becoming employed by a competitor.

18.2              Conditions

By accepting an Option or other Award, including the purchase of any Restricted Stock hereunder, the Participant is authorizing the Company to withhold, to the extent permitted by law, the amount owed to the Company hereunder from any amounts that the Company may owe to the Participant in any capacity whatsoever.  For purposes of Section 18, the exercise of any Option or SAR and the receipt of any Award, including the purchase of any Restricted Stock, shall be subject to the satisfaction of the following conditions subsequent by the Participant:  (i)  the Participant shall refrain from engaging in any activity that in the opinion of the Board is competitive with any activity of the Company or any Related Company, excluding any activity undertaken upon the written approval or request of the Company, (ii) the Participant shall refrain from otherwise acting in a manner inimical or in any way contrary to the best interests of the Company, and (iii) the Participant shall furnish the Company such information with respect to the satisfaction of the foregoing conditions subsequent as the Board shall reasonably request.

Section 19.       Effective Date

         The Plan shall become effective (the "Effective Date") immediately  following approval of the Plan by the Board; provided, however,  that any Awards granted on or after the Effective Date, but prior to the date on  which the Plan is approved by stockholders of the Company (within one year of the Effective Date), shall be void if the stockholders of the Company do not approve the adoption of the Plan.

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Appendix C

NATIONAL PATENT DEVELOPMENT CORPORATION

Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee.  The committee shall be appointed by the Board of Directors and comprise at least three directors, all of whom are independent directors as that term is defined under governance principles adopted by the Board of Directors provided that the committee may be composed of two members if specifically approved by the Board of Directors.  All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise necessary to be considered a “financial expert” under the rules of the Securities and Exchange Commission.

Statement of Policy

The committee shall provide assistance to the Board of Directors in fulfilling the Board’s oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the integrity of the Company’s financial statements and the financial reporting process, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, the performance of the Company’s internal audit function and independent auditors.  In so doing, it is the responsibility of the committee to maintain free and open communications between the committee, independent auditors, and management of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.  The Company shall provide funding necessary for the committee to retain outside counsel and experts.

The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting and sound business risk.

Responsibilities and Processes

The following is a general expression of the responsibilities and processes to be employed by the committee.  However, the committee believes its policies and procedures should remain flexible in carrying out these responsibilities, in order to react to changing conditions and circumstances.

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It is the responsibility of the committee to oversee the Company’s financial reporting and risk management processes on behalf of the Board and report the results of its activities to the Board.  Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for risk management activities.

The following shall be the principal recurring processes of the committee in carrying out its oversight responsibilities:

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are directly accountable to the committee, as representatives of the Company’s stockholders.  The committee shall be responsible for the oversight of work of the independent auditors, including the resolution of any disagreement between management and the auditors and shall have the direct authority to appoint, approve the compensation for and, where appropriate, replace the independent auditors.  The Company shall provide funding to the committee for the purpose of engaging and compensating the independent auditors.  The committee shall discuss with the auditors their qualifications and independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

•
The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the level of fees paid.  The committee shall direct the activities of the internal audit function.  Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls.  Further, the committee shall meet separately with the Company’s management, internal auditors and independent auditors, with and without management present, to discuss the results of their respective examinations.  The committee shall review with the independent auditor any audit problems or difficulties and management’s response.

•
The committee shall review the year-end financial statements and Form 10-K with management and the independent auditors and recommend the signing of the Form 10-K by the entire Board of Directors.  Also, the committee shall discuss the results of the review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.  The chair of the committee shall prepare an Audit Committee Report for inclusion in each Proxy Statement related to an Annual Meeting of Stockholders.

•
The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q.  Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.  The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall adopt procedures by which it will pre-approve all audit and non-audit services provided by the independent auditors.

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Committee Operating Processes

Committee Responsibilities

The committee shall have the following responsibilities and the necessary power and authority to carry out such duties and responsibilities:

Performs an annual performance evaluation of the committee.

•
At least annually, the committee shall obtain and review a report by the independent registered public accountants describing:  (i) the firm’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

Meetings

Meetings may be called by the Chairman of the Audit Committee by oral or written notice, communicated to each member not less than twenty four hours before such meeting.

Action may be taken without a meeting if all members of the committee consent to such action and confirm such unanimous consent in writing either prior or subsequent to the taking of such action.

Reports

The Audit Committee shall report to the Board at its next regularly scheduled meeting on any material actions taken by the committee.  Minutes of all meetings of the committee shall be kept in the ordinary course of business and shall be open for inspection at all times upon the request of any member of the Board of Directors.

Quorum

A majority of the committee shall constitute a quorum for the transaction of business and an affirmative vote of the majority of the members who attend the meeting shall be required for approval of any action.

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Use of Third Party Providers

The committee shall have the authority to use third party service providers in executing its duties.  The committee shall have the sole authority to approve retain, terminate and approve the fees and other retention terms of any such third party service providers.

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Appendix D

NATIONAL PATENT DEVELOPMENT CORPORATION

Compensation Committee Charter

Organization

This charter governs the operations and activities of the Compensation Committee.  The Committee shall be appointed by the Board of Directors and shall be comprised of at least two directors.  Members of this Committee shall be independent directors as that term is defined under governance principles adopted by the Board of Directors.

Statement of Policy

The Compensation Committee, in order to assist the Board in the discharge of its responsibilities relating to compensation of the Company’s directors, executives, and other key employees of the Company:

•	Reviews, approves, and modifies, as necessary, the Company’s compensation and benefit philosophy;

•	Reviews, approves, and modifies, as necessary, executive compensation programs, plans and awards;

•	Administers the Company’s short- and long-term incentive plans and other stock or stock-based incentive plans;

•
Reviews, approves, and modifies and revises, as necessary or desirable, general employee  benefit plans of the Company to the extent that such plans have either a substantial financial impact on the Company or provide benefits intended primarily for the CEO or other officers of the Company.

•
Reviews and discusses with the Company’s management the Compensation Discussion and Analysis (CD&A) to be included in the Company’s annual Proxy Statement and determine whether to recommend to the Board of Directors that the CD&A be included in the Proxy Statement;

•	Provide the Compensation Committee Report for inclusion in the Company’s Proxy Statement that complies with the rules and regulations of the Securities and Exchange Commission.

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Responsibilities

The Committee shall have the following responsibilities and the necessary power and authority, including budgetary and fiscal authority, to carry out such duties and responsibilities:

A.
Reviews and approves corporate goals and objectives relevant to CEO compensation, coordinates and consolidates input from members of the Board of Directors to provide an evaluation of the CEO’s performance in light of those goals and objectives, and establishes the CEO’s compensation level based on this evaluation.

B.	Takes all actions necessary with respect to incentive compensation plans and equity-based plans, including, but not limited to:

•	Approving equity incentive guidelines and general size of overall grants;

•	Approving specific grants to the CEO and members of the Senior Management Leadership Team;

•	Interpreting the plans;

•	Determining rules and regulations relating to the plans;

•	Designating categories of employees eligible to participate in the long-term incentive plans;

•	Imposing limitations, restrictions, and conditions upon any award as the Committee deems appropriate; and

•	Establishing, maintaining, revising, and rescinding rules and regulations relating to the Company’s incentive plans.

C.	Administers awards and compensation programs and plans intended by the Committee to qualify for an exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended, including:

•	Determining performance measures and goals;

•	Setting thresholds, targets, and maximum awards;

•	Reviewing periodically performance compared to goals; and

•	Evaluating past performance compared to goals.

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D.
Takes all action necessary with respect to general employee benefit plans to the extent such plans have either a substantial financial impact on the Company or provide benefits intended primarily for the CEO or other officers of the Company including but not limited to approving, amending and interpreting such plans as may be necessary from time to time.

E.	Performs an annual performance evaluation of the Committee and its members.

F.
Holds overall responsibility for approving, evaluating, modifying, terminating, and monitoring the compensation plans, policies, and programs of the Company in regard to the CEO and other officers of the Company.

G.
Makes recommendations to the Board of Directors with respect to approving, evaluating, modifying, terminating and monitoring the compensation plans, policies and programs of the Company as they relate to members of the Board.

H.
The Committee may from time to time form and delegate authority to a subcommittee of one or more members or, with respect to administrative changes to the Company’s benefit plans to one or more officers of the Company.

Committee Operating Processes

Meetings

Meetings may be called by the Chairman of the Compensation Committee by oral or written notice, communicated to each member not less than twenty four hours before such meeting.

Action may be taken without a meeting if all members of the Committee consent to such action and confirm such unanimous consent in writing either prior or subsequent to the taking of such action.

Reports

The Compensation Committee shall report to the Board at its next regularly scheduled meeting on any material actions taken by the Committee.  Minutes of all meetings of the Committee shall be kept in the ordinary course of business and shall be open for inspection at all times upon the request of any member of the Board of Directors.

Quorum

A majority of the Committee shall constitute a quorum for the transaction of business and an affirmative vote of the majority of the members who attend the meeting shall be required for approval of any action.

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Use of Third Party Providers

The Committee shall have the authority to use third party service providers in executing its duties.  The Committee shall have the sole authority to approve retain, terminate and approve the fees and other retention terms of any such third party service providers.

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Appendix E

NATIONAL PATENT DEVELOPMENT CORPORATION

Nominating and Corporate Governance Committee Charter

Organization

This charter governs the operations of the Nominating and Corporate Governance Committee.  The committee shall be  appointed by the Board of Directors and shall comprise at least two directors, all of whom are independent directors as that term is defined under governance principles adopted by the Board of Directors.

Statement of Policy

The committee shall provide assistance to the Board of Directors in fulfilling the Board’s oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the corporate governance principles and directorship practices and the recommendation of qualified candidates to the Board of Directors for election as directors of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.  The Company shall provide funding necessary for the committee to retain outside counsel and experts.

The committee should take the appropriate actions to set the overall corporate “tone” for  sound corporate governance practices and ethical behavior.

Responsibilities and Processes

The following is a general expression of the responsibilities and processes to be employed by the committee.  However, the committee believes its policies and procedures should remain flexible in carrying out these responsibilities, in order to react to changing conditions and circumstances.

Directorship Related Matters

It is the responsibility of the committee to recommend to the Board qualified candidates for election as directors of the Company, including the slate of directors that the Board proposes for election by the stockholders at the Company’s annual meeting.  The committee shall base its recommendations on a candidates business or professional background, talents and perspectives.  Candidates may be identified through any means believed by the committee to be appropriate, including recommendations from members of the committee, the Board or management.

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Corporate Governance

It is the responsibility of the committee to oversee corporate governance issues relating to the Company.  The following shall be the principal responsibilities of the committee in carrying out these oversight responsibilities:

•
To develop and recommend to the Board of Directors for its approval a set of Corporate Governance Principles.  The committee shall review the principles on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•	The development of corporate policies and procedures necessary or appropriate to carry out the intent of the Corporate Governance Principles.

•	To review and react to any complaints or other matters relating to corporate governance that come to its attention and to make appropriate reports to the Board of Directors.

 Committee Operating Processes

Performance Evaluation

The committee shall perform an annual performance evaluation of the committee.

Meetings

Meetings may be called by the Chairman of the Nominating and Corporate Governance Committee by oral or written notice, communicated to each member not less than twenty four hours before such meeting.

Action may be taken without a meeting if all members of the committee consent to such action and confirm such unanimous consent in writing either prior or subsequent to the taking of such action.

Reports

The Nominating and Corporate Governance Committee shall report to the Board at its next regularly scheduled meeting on any material actions taken by the committee.  Minutes of all meetings of the committee shall be kept in the ordinary course of business and shall be open for inspection at all times upon the request of any member of the Board of Directors.

Quorum

A majority of the committee shall constitute a quorum for the transaction of business and an affirmative vote of the majority of the members who attend the meeting shall be required for approval of any action.

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Use of Third Party Providers

The committee shall have the authority to use third party service providers in executing its duties, including the use of search firms to be used to identify director candidates.  The committee shall have the sole authority to approve retain, terminate and approve the fees and other retention terms of any such third party service providers.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
This proxy is solicited by the Board of Directors of the Company.
A Proposals — THE BOARD RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2, 3 AND 4.
1. Election of Directors 01 - Harvey P. Eisen 02 - John C. Belknap 03 - Talton R. Embry 04 - S. Leslie Flegel 05 - Scott N. Greenberg 06 - Lawrence G. Schafran
☐	Mark here to vote FOR ALL nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT- To withhold authority to vote for any nominee(s), mark here and write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain
2.	To amend the Company’s 2003 Incentive Stock Plan to increase the number of shares available for grant under the plan by 1,750,000 shares and the aggregate number of shares available for grant annually to an individual by 2,250,000.	☐	☐	☐	3.	To approve and adopt the Company’s 2007 Incentive Stock Plan.	☐	☐	☐

		For	Against	Abstain
4.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
Proxy — NATIONAL PATENT DEVELOPMENT CORPORATION

Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders
To Be Held on Thursday, December 20, 2007

The undersigned hereby appoints John C. Belknap and Ira J. Sobotko, and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the annual meeting of stockholders of National Patent Development Corporation (the “Company”), to be held in the Odets Room on the fourth floor of the New York Marriott Marquis Times Square, located at 1535 Broadway, New York, New York 10036, on Thursday, December 20, 2007, at 10:00 a.m. Eastern Time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as stated on the reverse side.

The proxies will vote as specified herein or, if a choice is not specified, they will vote “FOR ALL” of the nominees listed in Item 1, “FOR” the proposal set forth in Item 2, “FOR” the proposal set forth in Item 3 and “FOR” the proposal set forth in Item 4.